UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM N-CSR

        CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT
                                    COMPANIES

                  Investment Company Act file number 811-03636
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                   The Guardian Variable Contract Funds, Inc.
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               (Exact name of registrant as specified in charter)

                      7 Hanover Square New York, N.Y. 10004
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               (Address of principal executive offices) (Zip code)

Frank L. Pepe                               Thomas G. Sorell
The Guardian Variable Contract              The Guardian Variable Contract
Funds, Inc.                                 Funds, Inc.
7 Hanover Square                            7 Hanover Square
New York, N.Y. 10004                        New York, N.Y. 10004

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                    (Name and address of agents for service)

       Registrant's telephone number, including area code: (800) 221-3253
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                      Date of fiscal year end: December 31
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                   Date of reporting period: December 31, 2002
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

ITEM 1. REPORTS TO STOCKHOLDERS.

        The Annual Report to Stockholders follows.

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The Guardian Stock Fund
-------------------------------------

[PHOTO OMITTED]

Richard Goldman,
Portfolio Manager

Objective: Long-term growth of capital

Portfolio: At least 80% common stocks and convertible securities

Inception: April 13, 1983

Net Assets at December 31, 2002: $1,365,328,261

Q:    How did the Fund perform in 2002 and why?

A: 2002 was a very difficult year, with the U.S. equity market down for the third consecutive year, which hasn't happened since 1939-41. The Guardian Stock Fund's total return for the year was -20.88%.1 Nevertheless it beat its benchmark, the S&P 500 Index,2 on both its performance objectives: the Fund had higher returns than the S&P 500 Index's -22.10% and it had less daily volatility, which is a proxy for risk. That said, I never like it when the Fund is down. We were able to modestly beat the S&P 500 Index because higher quality stocks did relatively better in 2002. It isn't surprising that investors' appetite for speculative stocks waned further over the past year.

      Our investment discipline is designed to identify and invest in high quality companies, which we define as companies with more predictable cash flows and stronger balance sheets. Unfortunately even the highest quality companies could not avoid the pain in this extremely difficult market. For example, the Fund owns what we currently believe to be the highest quality companies within the telecommunication services sector, as based on our criteria (described in more detail below). Specifically, the Fund owns certain regional phone companies, and has avoided the long-distance and wireless companies that are over-leveraged and have negative earnings. As a result, the Fund's performance, relative to the stock market, benefited because it didn't own the more speculative companies in the sector that were down approximately 60% during 2002. But to the extent that the Fund's two regional phone companies were nonetheless down 20% during 2002, the result was not very satisfying on an absolute basis, but still attractive relative to the rest of the sector.

      Over the course of the year, the Fund's relative performance was strong for the first three quarters, but lost ground relative to its benchmark in the fourth quarter when the market experienced a speculative two-month rally. During this period companies with more speculative earnings and dividends (defined as having S&P Earnings and Dividend Quality Rank of B or worse) were up 44% vs. the entire S&P 500 Index which was up 21% and The Guardian Stock Fund which was up 18%. We expect this effect to be transitory and that going forward investors will once again be more attracted to higher quality companies.

================================================================================

      "We believe our focus on company fundamentals and management performance assessments helps reduce the risk of owning a company that self-destructs, either through fraud or a poor business model."
================================================================================

Q: Your investment discipline prioritizes focusing on fundamentals. What does that mean and what advantage does it provide investors?

A: Fundamentals pertain to the company's financial statements. Our investment discipline has and continues to strive to identify the highest quality companies. To do this, our fundamental analysis focuses on evaluating the quality and sustainability of a company's cash flows and earnings, as well as assessing the strength of the company's balance sheet. Specifically, our sector specialists start by analyzing a company's income statement, cash flow statement and balance sheet using a variety of financial models that quantitatively evaluate a company on the criteria we think are important. For example, we rank companies by how much debt they have; how profitably they reinvest their cash earnings; and how much of their earnings come from accounting devices versus cash earnings. The sector specialists then dig deeper into the companies that meet our criteria by doing qualitative fundamental research, specifically, meeting with management, competitors and customers to judge a company's position within the industry as well as the attractiveness of the industry as a whole.

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(1)   Total return figures are historical and assume the reinvestment of dividends and distributions and the deduction of all Fund expenses. The actual total returns for owners of the variable annuity contracts or variable life insurance policies that provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. Returns represent past performance and are not indicative of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.
(2) The S&P 500 Index is an unmanaged index of 500 primarily large cap U.S. stocks that is generally considered to be representative of U.S. stock market activity. The S&P 500 Index is not available for direct investment, and its returns do not reflect the fees and expenses that have been deducted from the Fund.


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10

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      We believe our investment policy provides an advantage to investors. By focusing on companies with stronger balance sheets and more sustainable earnings, we reduce risk and benefit from long-term returns. Our attention to the quality of each company's fundamentals has helped us avoid companies which eventually were in the spotlight in 2002 for their poor or misleading accounting practices, like Qwest, Global Crossing, and Computer Associates.

Q:    How does Guardian control risk?

A: There are several aspects of our investment discipline that are designed to control risk:

      o No market timing risk. The Guardian Stock Fund is intended for investors who want equity exposure. As such the Fund will remain invested in equities. We do not try to time the markets (selling all our stocks when we think the market is due for a downturn and buying back when we think it's time for a rally). We think the evidence is very clear that it is riskier to try to time the markets than to stay invested in equities for the long-term. As a Fund that is always invested in large cap equities, there is the inherent risk that the stock market goes down. Just as all ships rise and fall with the tide, the Fund is vulnerable to cyclical market downdrafts.

      o No style drift. The Guardian Stock Fund is a large cap core Fund and will not stray into becoming a growth fund, a value fund, a small cap fund, or for that matter any other type of fund. Core funds are designed for investors to use as a foundation for their portfolio. And just as you don't want the foundation of your house swaying from one position to another, we are committed to maintaining a fund that is well-diversified across large cap stocks. We incorporate risk models into our investment discipline to ensure we are aware of the inherent risks in the portfolio so we can stay disciplined and do not unintentionally become skewed towards any particular style.

      o We believe our focus on company fundamentals and management performance assessments helps reduce the risk of owning a company that self-destructs, either through fraud or a poor business model.

      o We're committed to preventing excessive concentration in any one stock or sector.

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The Guardian Stock Fund Profile
-------------------------------------

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                    Top Ten Holdings as of December 31, 2002

                                                             Percentage of
                                                                  Total
       Company                                                 Net Assets
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 1.    Microsoft Corp.                                            3.95%
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 2.    Exxon Mobil Corp.                                          3.63%
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 3.    Pfizer, Inc.                                               3.41%
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 4.    American Int'l. Group, Inc.                                2.87%
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 5.    General Electric Co.                                       2.78%
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 6.    Wal-Mart Stores, Inc.                                      2.71%
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 7.    Verizon Comm.                                              2.40%
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 8.    Citigroup, Inc.                                            2.26%
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 9.    Johnson & Johnson                                          1.95%
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10.    Cisco Systems, Inc.                                        1.76%
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                                                                              11

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The Guardian Stock Fund
-------------------------------------

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                  Sector Weightings of The Guardian Stock Fund
                            as of December 31, 2002

   [The following table was depicted as a pie chart in the printed material.]

                  Industrials                       8.87%
                  Utilities                         1.12%
                  Information Technology           16.48%
                  Telecommunication Services        3.70%
                  Energy                            7.14%
                  Materials                         2.32%
                  Health Care                      18.08%
                  Consumer Discretionary            7.37%
                  Cash                              4.08%
                  Consumer Staples                  8.16%
                  Financials                       22.68%

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       AVERAGE ANNUAL TOTAL RETURNS(1) FOR PERIODS ENDED DECEMBER 31, 2002

                                                                      Since Fund
                                                                      Inception
                             1 Year    3 Years   5 Years   10 Years   (4/13/83)
--------------------------------------------------------------------------------
The Guardian Stock Fund     (20.88)%  (20.25)%   (4.42)%     8.15%      11.77%
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(1)   Total return figures are historical and assume the reinvestment of dividends and distributions and the deduction of all Fund expenses. The actual total returns for owners of the variable annuity contracts or variable life insurance policies that provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. Returns represent past performance and are not indicative of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. The return figures shown do not reflect the deduction of taxes that a shareholder may pay on distributions or redemption of shares.

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12

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                  Growth of a Hypothetical $10,000 Investment

  [The following table was depicted as a line chart in the printed material.]

                The Guardian Stock Fund       S&P 500 Index       Cost of Living
                -----------------------       -------------       --------------
  4/13/83                10000                     10000               10000
                         10891                     10844               10333
       83                11028                     10867               10336
                         10684                     10328               10571
       84                12218                     11529               10754
                         14360                     13501               10958
       85                16130                     15169               11162
                         20326                     18307               11152
       86                18889                     17985               11295
                         22920                     22898               11580
       87                19241                     18903               11794
                         23115                     21283               12029
       88                23160                     21989               12314
                         26541                     25595               12650
       89                28613                     28887               12885
                         28334                     29749               13252
       90                25224                     27959               13680
                         29788                     31938               13874
       91                34293                     36439               14088
                         34598                     36196               14302
       92                41178                     39207               14516
                         46490                     41100               14720
       93                49396                     43130               14913
                         47471                     41667               15097
       94                48767                     43679               15311
                         58848                     52468               15545
       95                65667                     59992               15668
                         72792                     66015               15973
       96                83330                     73770               16176
                        110475                     91429               16627
       97               112983                     94035               16627
                        128110                    110637               17090
       98               135440                    120810               17287
                        138555                    126826               17322
       99               177629                    163104               17232
                        177564                    153710               17629
       00               144965                    142548               17813
                        123756                    133028               18268
       11               113879                    125651               18017
                         99507                    109114               18261
12/2/2003                90111                     97879               18372

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A hypothetical $10,000 investment made at the inception of The Guardian Stock
Fund on April 13, 1983 would have grown to $90,111 on December 31, 2002. We compare our performance to that of the S&P 500 Index, an unmanaged index that is generally considered the performance benchmark of the U.S. stock market. While you cannot invest directly in the S&P 500 Index, a similar hypothetical investment would now be worth $97,879. The Cost of Living, as measured by the Consumer Price Index, is generally representative of the level of U.S. inflation and is provided to lend a more complete understanding of the investment's real worth. This performance does not reflect the deduction of taxes that a shareholder may pay on distributions or redemption of shares. Returns represent past performance and are not indicative of future results.


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                                                                              13

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The Guardian VC 500 Index Fund
-------------------------------------

[PHOTO OMITTED]

Jonathan C. Jankus, C.F.A.
Portfolio Manager

Objective: Seeks to track the investment performance of the Standard & Poor's 500 Composite Stock Price Index ("the S&P 500 Index")

Portfolio: Common stocks of companies included in the S&P 500 Index, which emphasizes securities issued by large U.S. companies

Inception: August 25, 1999

Net Assets at December 31, 2002: $127,983,880

Q:    How did the Fund perform this year?

A: For the year ended December 31, 2002, the Fund's return was -22.42%.(1) The Fund's objective is to track the returns of the S&P 500 Index,(2) a theoretical portfolio of 500 blue-chip stocks, which returned -22.10% over the same period. The S&P portfolio index is theoretical in the sense that it is computed as though the stocks tracked by the Index were purchased and subsequently rebalanced without any trading costs or fund expenses. For the period from fund inception on August 25, 1999 and ending December 31, 2002, the Fund's average annual return was -11.51% compared to a total average annual return of -11.57% for the S&P 500 Index.

Q:    What factors affected the Fund's performance?

A: U.S. stock market returns were negative for the third year in a row -- the first time that has happened since the 1939-1941 period. Indeed, the stock market's returns have been so poor that the cumulative return on the S&P 500 Index, including dividends, for the five-year period ended December 31, 2002 has actually been negative despite the strong equity markets of the late 1990's. In addition to a weak economy, the stock market has had to deal with shocking levels of corporate malfeasance and the continuing threats of terrorist attacks and a potential war in the Middle East.

Q:    What are your expectations for the coming year?

A: We will continue to manage the portfolio to be fully invested in stocks, attempt to match the S&P 500 Index and keep trading costs to a minimum. Although past performance is not a guarantee of future results, if history is any indication, this strategy has proven to be a successful one over the long term.

================================================================================
      "We will continue to manage the portfolio to be fully invested in stocks, attempt to match the S&P 500 Index and keep trading costs to a minimum."
================================================================================

      At the time of this writing in January 2003, the Federal Reserve has lowered short-term interest rates dramatically in the hope of stimulating the economy and the Bush administration has proposed more tax cuts. Historically, these actions have boded well for equities, but corporate profitability remains a question. At the very least, valuation levels are far more attractive now than they were three years ago.

--------------------------------------------------------------------------------
(1) Total return figures are historical and assume the reinvestment of dividends and distributions and the deduction of all Fund expenses. The actual total returns for owners of the variable annuity contracts or variable life insurance policies that provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. Since January 1, 2000 the investment adviser for the Fund has assumed certain ordinary operating expenses for the Fund. Without this assumption of expenses, returns would have been lower. Returns represent past performance and are not indicative of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.
(2) "S&P," "S&P 500(R)," "Standard & Poor's 500" and "500" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by Guardian Investor Services LLC. The Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Fund. The S&P 500 Index is an unmanaged index of 500 primarily large cap U.S. stocks that is generally considered to be representative of U.S. stock market activity. The S&P 500 Index is not available for direct investment, and its returns do not reflect the fees and expenses that have been deducted from the Fund.


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14

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The Guardian VC 500 Index Fund Profile
--------------------------------------

--------------------------------------------------------------------------------
              Sector Weightings for The Guardian VC 500 Index Fund
                  and the S&P 500 Index as of December 31, 2002

   [The following table was depicted as a pie chart in the printed material.]

                  Consumer Staples                   9.48%
                  Health Care                       14.91%
                  Energy                             6.00%
                  Materials                          2.83%
                  Telecommunication Services         4.19%
                  Industrials                       11.53%
                  Financial                         20.45%
                  Consumer Discretionary            13.45%
                  Information Technology            14.31%
                  Utilities                          2.85%

--------------------------------------------------------------------------------
                    Top Ten Holdings as of December 31, 2002

                                                         Percentage
                                                          of Total
                    Company                              Net Assets
            ------------------------------------------------------------
               1.   Microsoft Corp.                         3.34%
            ------------------------------------------------------------
               2.   General Electric Co.                    2.90%
            ------------------------------------------------------------
               3.   Exxon Mobil Corp.                       2.84%
            ------------------------------------------------------------
               4.   Wal-Mart Stores, Inc.                   2.69%
            ------------------------------------------------------------
               5.   Pfizer, Inc.                            2.28%
            ------------------------------------------------------------
               6.   Citigroup, Inc.                         2.15%
            ------------------------------------------------------------
               7.   Johnson & Johnson                       1.94%
            ------------------------------------------------------------
               8.   American Int'l. Group, Inc.             1.83%
            ------------------------------------------------------------
               9.   Int'l. Business Machines                1.60%
            ------------------------------------------------------------
              10.   Merck & Co., Inc.                       1.56%
            ------------------------------------------------------------

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                         AVERAGE ANNUAL TOTAL RETURNS(1)
                      FOR PERIODS ENDED DECEMBER 31, 2002
--------------------------------------------------------------------------------
1 Year ................................................................ (22.42)%
3 Year ................................................................ (14.54)%
Since Inception (8/25/99) ............................................. (11.51)%

--------------------------------------------------------------------------------
(1) Total return figures are historical and assume the reinvestment of dividends and distributions and the deduction of all Fund expenses. The actual total returns for owners of the variable annuity contracts or variable life insurance policies that provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. Since January 1, 2000 the investment adviser for the Fund has assumed certain ordinary operating expenses for the Fund. Without this assumption of expenses, returns would have been lower. Past performance is not indicative of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. The return figures shown do not reflect the deduction of taxes that a shareholder may pay on distributions or redemption of shares.

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                    Growth of Hypothetical $10,000 Investment

  [The following table was depicted as a line chart in the printed material.]

                         Guardian VC 500
                            Index Fund               S&P 500
                            ----------               -------
  9/13/99                     10000                   10000
    12/99                     10874                   10909
    06/00                     10823                   10865
    12/00                      9931                    9970
     6/01                      9268                    9304
    12/01                      8747                    8788
     6/02                      7416                    7188
    12/02                      6639                    6440

To give you a comparison, the chart above shows the performance of a hypothetical $10,000 investment made in The Guardian VC 500 Index Fund and the S&P 500.
--------------------------------------------------------------------------------


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                                                                              15

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The Guardian VC Asset Allocation Fund
-------------------------------------

[PHOTO OMITTED]

Jonathan C. Jankus, C.F.A.
Portfolio Manager

Objective: Long-term total investment return consistent with moderate investment risk

Portfolio: Generally purchases shares of The Guardian VC 500 Index, The Guardian Stock, The Guardian Bond, and/or The Guardian Cash Funds. Also invests in individual securities and uses futures to manage allocations among the equity, debt and money market asset classes.

Inception: September 15, 1999

Net Assets at December 31, 2002: $34,572,375

Q:    How did the Fund perform this year?

A: For the year ended December 31, 2002, the Fund's total return was -19.88%.(1) This return lags the -10.30% return experienced by its passive composite benchmark (60% of the S&P 500 Index(2) and 40% of the Lehman Aggregate Bond Index,(3) rebalanced monthly). For the life of the Fund beginning September 15, 1999 and ending December 31, 2002, the Fund's average annual return was -6.00%, compared to a -2.78% average annual return for the benchmark.

Q:    What factors affected the Fund's performance?

A: U.S. stock market returns were negative for the third year in a row, the first time that has happened since the 1939-1941 period. Indeed, the market's returns have been so poor that the cumulative return on the S&P 500 Index, including dividends, for the five-year period ended December 31, 2002 has actually been negative. In addition to a weak economy, the market has had to deal with shocking levels of corporate malfeasance, the continuing threats of terrorist attacks and a potential war in the Middle East.

================================================================================
      "Our investing will, of course, continue to be guided by our quantitative model which, as of year-end, has us invested 100% in stocks, 0% in bonds and 0% in cash."
================================================================================

      The Fund's performance was negatively impacted by an overly aggressive stance on the stock market. After the declines of 2000, 2001 and the first half of 2002, our models viewed the stock market as being extremely "cheap" relative to fixed income alternatives. Unfortunately, the stock market has been unresponsive to the sort of quantitative value measures that have served us well in the past. At some point, we expect that relative valuation measures will return to historic norms, but until then, the concerns noted above will continue to cast their pall on investors.

Q:    What are your expectations for the coming year?

A: Our investing will, of course, continue to be guided by our quantitative model which, as of year-end, has us invested fully 100% in stocks, 0% in bonds and 0% in cash. This is the most aggressive position that the Fund can hold.

      At the time of this writing in January 2003, the Federal Reserve has lowered short-term interest rates dramatically in the hope of stimulating the economy and the Bush administration has proposed more tax cuts. Historically, these actions have boded well for equities, but corporate profitability remains a question. At the very least, valuation levels are far more attractive now than they were three years ago.

--------------------------------------------------------------------------------
(1) Total return figures are historical and assume the reinvestment of dividends and distributions and the deduction of all Fund expenses. The actual total returns for owners of the variable annuity contracts or variable life insurance policies that provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. Returns represent past performance and are not indicative of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.
(2) The S&P 500 Index is an unmanaged index of 500 primarily large cap U.S. stocks that is generally considered to be representative of U.S. stock market activity. The S&P 500 Index is not available for direct investment, and its returns do not reflect the fees and expenses that have been deducted from the Fund.
(3) The Lehman Aggregate Bond Index is an unmanaged index that is generally considered to be representative of U.S. bond market activity. The Lehman Aggregate Bond Index is not available for direct investment, and its returns do not reflect the fees and expenses that have been deducted from the Fund.


--------------------------------------------------------------------------------
16

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--------------------------------------------------------------------------------
The Guardian VC Asset Allocation Fund Profile
---------------------------------------------

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                         AVERAGE ANNUAL TOTAL RETURNS(1)
                       FOR PERIODS ENDED DECEMBER 31, 2002

1 Year ...............................................................  (19.88)%
3 Year ...............................................................   (9.12)%
Since Inception (9/15/99) ............................................   (6.00)%

--------------------------------------------------------------------------------
(1) Total return figures are historical and assume the reinvestment of dividends and distributions and the deduction of all Fund expenses. The actual total returns for owners of the variable annuity contracts or variable life insurance policies that provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. Returns represent past performance and are not indicative of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. The return figures shown do not reflect the deduction of taxes that a shareholder may pay on distributions or redemption of shares.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                   Portfolio Composition by Asset Class as of
                                December 31, 2002

   [The following table was depicted as a pie chart in the printed material.]

                    Common Stocks                 100%

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                   Growth of a Hypothetical $10,000 Investment

  [The following table was depicted as a line chart in the printed material.]

                      Guardian VC Asset      S&P 500      Lehman Aggregate
                       Allocation Fund        Index          Bond Index
                       ---------------        -----          ----------
9/15/99                    10000              10000            10000
  12/99                    10802              11039            10038
  12/00                    11193               9970            11207
  12/01                    10184               8788            12151
  12/02                     8159               6846            13397

To give you a comparison, the chart above shows the performance of a hypothetical $10,000 investment made in The Guardian VC Asset Allocation Fund, the S&P 500 Index and the Lehman Aggregate Bond Index.
--------------------------------------------------------------------------------


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                                                                              17

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The Guardian VC High Yield Bond Fund
-------------------------------------

[PHOTO OMITTED]                         [PHOTO OMITTED]

Peter J. Liebst                         Thomas G. Sorell
Co-Portfolio Manager                    Co-Portfolio Manager

Objective: Seeks current income. Capital appreciation is a secondary objective.

Portfolio: At least 80% is invested in corporate bonds and other debt securities that, at the time of purchase, are rated below investment grade or are unrated

Inception: September 13, 1999

Net Assets at December 31, 2002: $35,682,719

Q:    How did the Fund perform during 2002?

A: The Guardian VC High Yield Bond Fund posted a 1.29%(1) return for calendar year 2002. This compared to an average -0.69% return for the 84 variable contract high yield bond funds tracked by Lipper Analytical Services.(2) The Fund outperformed the overall high yield market by 2.7% as the Fund's benchmark, the Lehman Brothers Corporate High Yield Index,(3) posted a -1.41% return for the year 2002.

Q:    What factors affected the Fund's performance?

A: The number and magnitude of events impacting the U.S. financial markets during calendar year 2002 will long be highlighted in the financial history books. The year began with an economy struggling to recover from 2001's business driven recession. Many market pundits expounded an optimistic forecast of a recovery during 2002. Unfortunately the demand for goods and services needed to spur business capital spending never materialized throughout the year. The only bright spot was the consumer who, supported by low interest rates and proceeds from mortgage refinancing, continued to spend and hold up the fragile economy.

================================================================================
      "The Guardian VC High Yield Bond Fund outperformed the high yield market and its variable contract peer group during calendar 2002 by actively managing sector diversification and adhering to a credit-based fundamental investment selection process."
================================================================================

      Complicating this macroeconomic environment were realities such as a rampant level of corporate credit deterioration. During 2002, the U.S. corporate credit markets experienced a level of credit deterioration never before seen in a single year since the high yield market became established in the late '80s. The number of investment grade issues downgraded to below investment grade (fallen angels) totaled 318 and represented $142 billion of outstanding bonds. At the end of the year, these fallen angels accounted for a stunning 22.1% of the high yield market as measured by the Lehman Brothers Corporate High Yield Index. Fallen angels also had a notable effect on the overall performance of the high yield market, as the annual return would have been 2.55% higher if these fallen angels were excluded.

      Uncertainty and distrust were added to the credit realities of a second consecutive year of economic weakness, with ongoing geopolitical concerns and a wave of improper corporate governance disclosures. Geopolitical risks did not ease during 2002, but instead escalated. The war on terrorism was expanded to take aim at Iraq, tensions between India and Pakistan reached a crisis level, and North Korea was identified as a potential nuclear

--------------------------------------------------------------------------------
(1) Total return figures are historical and assume the reinvestment of dividends and distributions and the deduction of all Fund expenses. The actual total returns for owners of the variable annuity contracts or variable life insurance policies that provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. Returns represent past performance and are not indicative of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.
(2) Lipper Analytical Services, Inc. is an independent mutual fund monitoring and rating service. Its database of performance information is based on historical total returns, which assume the reinvestment of dividends and distributions, and the deduction of all fund expenses.
(3) The Lehman Brothers Corporate High Yield Bond Index is an unmanaged index that is generally considered to be representative of corporate high yield bond market activity. The Index is not available for direct investment and its returns do not reflect the fees and expenses that have been deducted from the Fund.


--------------------------------------------------------------------------------
18

--------------------------------------------------------------------------------

threat. Additionally, while corporate mismanagement is not a new revelation, it was startling to see the scale of malfeasance revealed by some of the largest and most well-known organizations in the corporate world. Names such as WorldCom, Tyco, Adelphia, Vivendi, National Century, and numerous other firms grabbed the spotlight for dubious reasons.

      The Guardian VC High Yield Bond Fund outperformed the high yield market and its variable contract peer group during calendar 2002 by actively managing sector diversification and adhering to a credit-based fundamental investment selection process. The high yield market's performance was heavily impacted by the substantial negative returns in the Media Cable, Wireline Telecommunications, Airline, Electric Utility and Pipeline sectors. The Fund benefited from being substantially underweighted in all the above with the exception of Media Cable for which a market weight was maintained. The sectors which produced a notable contribution to the Fund's performance were Media-NonCable, Consumer Products, Gaming and Healthcare.

Q: What was your investment strategy during the year and what is your outlook for the future?

A: The Fund's overall strategy was to maximize the total return of a diversified fixed-income portfolio principally composed of below investment grade securities with up to 20% invested in convertible securities. Specifically, we sought to identify attractive asset allocation weightings based on analysis of industry fundamentals, issuer creditworthiness and risk/return profile, and relative value. Throughout 2002, stronger credit quality and larger, more liquid issues were emphasized.

      At year-end, the Fund remains cautious with regard to the timing of a notable improvement in the U.S. economy. Therefore we will continue to manage a diversified investment portfolio with an emphasis on credit quality and liquidity.

--------------------------------------------------------------------------------
The Guardian VC High Yield Bond Fund Profile
--------------------------------------------

                         AVERAGE ANNUAL TOTAL RETURNS(1)
                       FOR PERIODS ENDED DECEMBER 31, 2002

1 Year ................................................................    1.29%
3 Year ................................................................  (0.49)%
Since Inception (9/13/99) .............................................    0.38%

--------------------------------------------------------------------------------
(1) Total return figures are historical and assume the reinvestment of dividends and distributions and the deduction of all Fund expenses. The actual total returns for owners of the variable annuity contracts or variable life insurance policies that provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. Returns represent past performance are not indicative of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. The return figures shown do not reflect the deduction of taxes that a shareholder may pay on distributions or redemption of shares.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                   Growth of a Hypothetical $10,000 Investment

  [The following table was depicted as a line chart in the printed material.]

                The Guardian VC High               Lehman Brothers
                   Yield Bond Fund                    Corporate
                   ---------------                    ---------
9/13/99                10000                            10000
  12/99                10277                            10108
   6/00                10206                             9985
  12/00                 9653                             9514
   6/01                 9811                             9887
  12/01                10006                            10010
   6/02                 9922                             9516
  12/02                10137                             9860

To give you a comparison, the chart shows the performance of a hypothetical $10,000 investment made in The Guardian VC High Yield Bond Fund and the Lehman Brothers Corporate High Yield Index.
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The Guardian Stock Fund
-------------------------------

Schedule of Investments
December 31, 2002

-------------------------------------------------------------------------------
Common Stocks -- 95.9%
-------------------------------------------------------------------------------
Shares                                                                    Value
-------------------------------------------------------------------------------
Aerospace and Defense -- 1.9%
       193,700    General Dynamics Corp.                         $   15,373,969
       189,600    Lockheed Martin Corp.                              10,949,400
                                                                 --------------
                                                                     26,323,369
-------------------------------------------------------------------------------
Banks -- 7.4%
       343,600    Bank of America Corp.                              23,904,252
       224,700    Bank One Corp.                                      8,212,785
       163,040    Charter One Financial, Inc.                         4,684,139
       175,300    Golden West Financial Corp.                        12,588,293
       173,000    M & T Bank Corp.                                   13,727,550
       198,000    North Fork Bancorporation, Inc.                     6,680,520
       363,400    SouthTrust Corp.                                    9,030,490
       472,400    Wells Fargo & Co.                                  22,141,388
                                                                 --------------
                                                                    100,969,417
-------------------------------------------------------------------------------
Beverages -- 3.1%
        89,600    Anheuser-Busch Cos., Inc.                           4,336,640
       422,100    Coca-Cola Co.                                      18,496,422
       314,700    PepsiCo., Inc.                                     13,286,634
       245,500    The Pepsi Bottling Group, Inc.                      6,309,350
                                                                 --------------
                                                                     42,429,046
-------------------------------------------------------------------------------
Biotechnology -- 1.1%
       319,500    Amgen, Inc. *                                      15,444,630
-------------------------------------------------------------------------------
Chemicals -- 1.3%
       158,500    Air Products & Chemicals, Inc.                      6,775,875
       266,100    E.I. Du Pont de Nemours & Co.                      11,282,640
                                                                 --------------
                                                                     18,058,515
-------------------------------------------------------------------------------
Commercial Services and Supplies -- 2.0%
       614,100    Concord EFS, Inc. *                                 9,665,934
       204,800    First Data Corp.                                    7,251,968
       316,300    Fiserv, Inc. *                                     10,738,385
                                                                 --------------
                                                                     27,656,287
-------------------------------------------------------------------------------
Communications Equipment -- 1.8%
     1,832,400    Cisco Systems, Inc. *                              24,004,440
-------------------------------------------------------------------------------
Computers and Peripherals -- 3.5%
       634,500    Dell Computer Corp. *                              16,966,530
       516,900    Hewlett Packard Co.                                 8,973,384
       290,200    Int'l. Business Machines                           22,490,500
                                                                 --------------
                                                                     48,430,414
-------------------------------------------------------------------------------
Diversified Financials -- 9.0%
       244,100    American Express Co.                                8,628,935
       878,566    Citigroup, Inc.                                    30,916,738
       260,500    Federal Home Loan Mortgage Corp.                   15,382,525
       256,100    Federal National Mortgage Assn.                    16,474,913
       154,600    Goldman Sachs Group, Inc.                          10,528,260
       218,632    Legg Mason, Inc.                                   10,612,397
       119,600    Lehman Brothers Hldgs., Inc.                        6,373,484
       169,400    Merrill Lynch & Co., Inc.                           6,428,730
        79,600    SLM Corp.                                           8,267,256
       244,300    State Street Corp.                                  9,527,700
                                                                 --------------
                                                                    123,140,938
-------------------------------------------------------------------------------
Diversified Telecommunication Services -- 3.7%
       657,300    SBC Comm., Inc.                                    17,819,403
       845,600    Verizon Comm.                                      32,767,000
                                                                 --------------
                                                                     50,586,403
-------------------------------------------------------------------------------
Electric Utilities -- 1.1%
       254,200    FPL Group, Inc.                                    15,285,046
-------------------------------------------------------------------------------
Energy Equipment and Services -- 2.2%
       242,800    Nabors Industries, Inc. *                           8,563,556
       507,100    Schlumberger Ltd.                                  21,343,839
                                                                 --------------
                                                                     29,907,395
-------------------------------------------------------------------------------
Food Products -- 1.4%
        95,100    Hershey Foods Corp.                                 6,413,544
       312,700    Kraft Foods, Inc.                                  12,173,411
                                                                 --------------
                                                                     18,586,955
-------------------------------------------------------------------------------
Health Care Equipment and Supplies -- 2.9%
       331,700    Baxter Int'l., Inc.                                 9,287,600
       225,100    Boston Scientific Corp. *                           9,571,252
       202,800    Guidant Corp. *                                     6,256,380
       321,400    Medtronic, Inc.                                    14,655,840
                                                                 --------------
                                                                     39,771,072
-------------------------------------------------------------------------------
Health Care Providers and Services -- 3.9%
       402,400    AmerisourceBergen Corp.                            21,854,344
       391,500    HCA, Inc.                                          16,247,250
       322,600    Health Management Associates, Inc.                  5,774,540
       432,900    Laboratory Corp. of America Hldgs. *               10,060,596
                                                                 --------------
                                                                     53,936,730
-------------------------------------------------------------------------------
Household Durables -- 0.8%
       347,900    Newell Rubbermaid, Inc.                            10,551,807
-------------------------------------------------------------------------------
Household Products -- 1.7%
       272,000    Procter & Gamble Co.                               23,375,680
-------------------------------------------------------------------------------
Industrial Conglomerates -- 2.8%
     1,560,900    General Electric Co.                               38,007,915
-------------------------------------------------------------------------------
Information Technology Consulting and Services -- 1.0%
       556,000    SunGard Data Systems, Inc. *                       13,099,360
-------------------------------------------------------------------------------
Insurance -- 6.3%
       122,100    Ambac Financial Group, Inc.                         6,866,904
       676,800    American Int'l. Group, Inc.                        39,152,880
       379,400    Chubb Corp.                                        19,804,680
       429,000    Marsh & McLennan Cos., Inc.                        19,824,090
                                                                 --------------
                                                                     85,648,554
-------------------------------------------------------------------------------
Internet and Catalog Retail -- 0.4%
       263,800    USA Interactive *                                   6,046,296
-------------------------------------------------------------------------------
Machinery -- 1.0%
       214,600    Danaher Corp.                                      14,099,220
-------------------------------------------------------------------------------
Media -- 2.7%
       177,500    Clear Channel Comm., Inc. *                         6,618,975
       537,500    Viacom, Inc. *                                     21,908,500
       500,100    Walt Disney Co.                                     8,156,631
                                                                 --------------
                                                                     36,684,106
-------------------------------------------------------------------------------

                       See notes to financial statements.


--------------------------------------------------------------------------------
30

--------------------------------------------------------------------------------

Shares                                                                    Value
-------------------------------------------------------------------------------
Metals and Mining -- 1.0%
       472,900    Alcoa, Inc.                                    $   10,772,662
        96,000    Newmont Mining Corp.                                2,786,880
                                                                 --------------
                                                                     13,559,542
-------------------------------------------------------------------------------
Multiline Retail -- 3.1%
       191,800    Costco Wholesale Corp. *                            5,381,908
       733,700    Wal-Mart Stores, Inc.                              37,059,187
                                                                 --------------
                                                                     42,441,095
-------------------------------------------------------------------------------
Oil and Gas -- 5.0%
       202,500    EOG Resources, Inc.                                 8,083,800
     1,420,300    Exxon Mobil Corp.                                  49,625,282
       348,900    Occidental Petroleum Corp.                          9,926,205
                                                                 --------------
                                                                     67,635,287
-------------------------------------------------------------------------------
Personal Products -- 1.0%
       244,700    Avon Products, Inc.                                13,181,989
-------------------------------------------------------------------------------
Pharmaceuticals -- 10.1%
       132,400    Abbott Laboratories                                 5,296,000
       329,300    Bristol-Myers Squibb Corp.                          7,623,295
       496,900    Johnson & Johnson                                  26,688,499
       335,300    King Pharmaceuticals, Inc. *                        5,763,807
       385,400    Merck & Co., Inc.                                  21,817,494
     1,521,900    Pfizer, Inc.                                       46,524,483
       405,300    Pharmacia Corp.                                    16,941,540
       188,700    Wyeth                                               7,057,380
                                                                 --------------
                                                                    137,712,498
-------------------------------------------------------------------------------
Semiconductor Equipment and Products -- 3.8%
       810,700    Applied Materials, Inc. *                          10,563,421
     1,455,400    Intel Corp.                                        22,660,578
       164,600    KLA-Tencor Corp. *                                  5,821,902
       365,500    National Semiconductor Corp. *                      5,486,155
       463,900    Texas Instruments, Inc.                             6,963,139
                                                                 --------------
                                                                     51,495,195
-------------------------------------------------------------------------------
Software-- 6.4%
       529,200    Adobe Systems, Inc.                                13,124,689
     1,042,000    Microsoft Corp. *                                  53,871,400
     1,360,900    Oracle Corp. *                                     14,697,720
       157,600    Symantec Corp. *                                    6,384,376
                                                                 --------------
                                                                     88,078,185
-------------------------------------------------------------------------------
Specialty Retail -- 0.4%
       143,900    Bed, Bath & Beyond, Inc. *                          4,968,867
-------------------------------------------------------------------------------
Tobacco -- 1.0%
       340,600    Philip Morris Cos., Inc.                           13,804,518
-------------------------------------------------------------------------------
Trading Companies and Distributors -- 1.1%
       292,100    W.W. Grainger, Inc.                                15,057,755
-------------------------------------------------------------------------------
                  Total Common Stocks
                    (Cost $1,468,885,228)                         1,309,978,526
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Repurchase Agreement -- 4.1%
-------------------------------------------------------------------------------
Principal
Amount                                                                    Value
-------------------------------------------------------------------------------
$   55,843,000    State Street Bank and Trust Co.
                  repurchase agreement,
                  dated 12/31/2002,
                  maturity value $55,846,568
                  at 1.15%, due 1/2/2003 (1)
                    (Cost $55,843,000)                           $   55,843,000
--------------------------------------------------------------------------------
Total Investments -- 100.0%
  (Cost $1,524,728,228)                                           1,365,821,526
Liabilities in Excess of Cash, Receivables
  and Other Assets-- (0.0)%                                            (493,265)
-------------------------------------------------------------------------------
Net Assets -- 100%                                               $1,365,328,261
-------------------------------------------------------------------------------

*     Non-income producing security.

(1) The repurchase agreement is fully collateralized by U.S. Government and/or agency obligations based on market prices at the date of the portfolio.

                       See notes to financial statements.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The Guardian Stock Fund
-------------------------------

Statement of Assets
and Liabilities
December 31, 2002

ASSETS
   Investments, at market (cost $1,524,728,228)                 $ 1,365,821,526
   Cash                                                                     175
   Dividends receivable                                               1,830,182
   Receivable for securities sold                                       888,419
   Receivable for fund shares sold                                      403,925
   Interest receivable                                                    1,784
   Other assets                                                          17,522
                                                                ---------------
     Total Assets                                                 1,368,963,533
                                                                ---------------

LIABILITIES
   Payable for securities purchased                                   2,074,176
   Payable for fund shares redeemed                                     736,616
   Accrued expenses                                                     207,105
   Due to affiliates                                                    617,375
                                                                ---------------
     Total Liabilities                                                3,635,272
                                                                ---------------
     Net Assets                                                 $ 1,365,328,261
                                                                ===============
COMPONENTS OF NET ASSETS
   Capital stock, at par                                        $        60,117
   Additional paid-in capital                                     2,118,891,040
   Undistributed net investment income                                8,863,691
   Accumulated net realized loss on investments                    (603,579,885)
   Net unrealized depreciation of investments                      (158,906,702)
                                                                ---------------
     Net Assets                                                 $ 1,365,328,261
                                                                ===============

Shares Outstanding -- $0.001 par value                               60,116,634
                                                                ===============
Net Asset Value Per Share                                       $         22.71
                                                                ===============

Statement of Operations
Year Ended
December 31, 2002

INVESTMENT INCOME
   Dividends                                                    $    22,101,170
   Interest                                                           1,210,866
   Less: Foreign tax withheld                                           (77,232)
                                                                ---------------
     Total Income                                                    23,234,804
                                                                ---------------
   Expenses:
     Investment advisory fees -- Note B                               8,350,869
     Printing expense                                                   241,128
     Custodian fees                                                     195,620
     Directors' fees -- Note B                                          106,824
     Legal fees                                                          30,356
     Insurance expense                                                   25,555
     Loan commitment fees -- Note H                                      20,931
     Audit fees                                                          19,850
     Registration fees                                                    2,500
     Other                                                                  455
                                                                ---------------
      Total Expenses                                                  8,994,088
                                                                ---------------

   Net Investment Income                                             14,240,716
                                                                ---------------

REALIZED AND UNREALIZED GAIN/(LOSS)
   ON INVESTMENTS -- NOTE C
      Net realized loss on investments                             (259,369,196)
      Net change in unrealized depreciation
        of investments                                             (157,897,298)
                                                                ---------------
Net Realized and Unrealized Loss
   on Investments                                                  (417,266,494)
                                                                ---------------
      NET DECREASE IN NET ASSETS
        FROM OPERATIONS                                         $  (403,025,778)
                                                                ===============

  See notes to financial statements.


--------------------------------------------------------------------------------
32

--------------------------------------------------------------------------------

Statement of Changes in Net Assets

                                                                                Year Ended December 31,
                                                                                 2002               2001
                                                                           ---------------    ---------------
INCREASE/(DECREASE) IN NET ASSETS
  From Operations:
    Net investment income                                                  $    14,240,716    $    14,384,547
    Net realized loss on investments                                          (259,369,196)      (343,590,697)
    Net change in unrealized appreciation/(depreciation) of investments       (157,897,298)      (336,988,926)
                                                                           ---------------    ---------------
      Net Decrease in Net Assets from Operations                              (403,025,778)      (666,195,076)
                                                                           ---------------    ---------------

  Dividends and Distributions to Shareholders from:
    Net investment income                                                      (14,289,601)        (6,151,807)
    Net realized gain on investments                                                    --        (18,307,091)
                                                                           ---------------    ---------------
      Total Dividends and Distributions to Shareholders                        (14,289,601)       (24,458,898)
                                                                           ---------------    ---------------

  From Capital Share Transactions:
    Net decrease in net assets from capital share transactions -- Note G      (277,807,789)      (421,520,041)
                                                                           ---------------    ---------------
  Net Decrease in Net Assets                                                  (695,123,168)    (1,112,174,015)

NET ASSETS:

Beginning of year                                                            2,060,451,429      3,172,625,444
                                                                           ---------------    ---------------
End of year *                                                              $ 1,365,328,261    $ 2,060,451,429
                                                                           ===============    ===============

* Includes undistributed net investment income of:                         $     8,863,691    $     8,915,564

                       See notes to financial statements.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The Guardian Stock Fund
-------------------------------

Financial Highlights

Selected data for a share of capital stock outstanding throughout the years indicated:

                                                                          Year Ended December 31,
                                                   ----------------------------------------------------------------------
                                                      2002           2001           2000           1999           1998
                                                   ----------------------------------------------------------------------
Net asset value,
  beginning of year ..........................     $    28.94     $    37.21     $    55.20     $    49.08     $    46.05
                                                   ----------     ----------     ----------     ----------     ----------

Income from investment
  operations:
  Net investment income ......................           0.24           0.20           0.04           0.24           0.47
  Net realized and unrealized gain/
    (loss) on investments ....................          (6.25)         (8.16)         (9.77)         14.49           8.56
                                                   ----------     ----------     ----------     ----------     ----------
  Net increase/(decrease) from investment
    operations ...............................          (6.01)         (7.96)         (9.73)         14.73           9.03
                                                   ----------     ----------     ----------     ----------     ----------

Dividends and Distributions
  to Shareholders from:
  Net investment income ......................          (0.22)         (0.08)         (0.04)         (0.24)         (0.47)
  Net realized gain on investments ...........             --          (0.23)         (8.22)         (8.37)         (5.53)
                                                   ----------     ----------     ----------     ----------     ----------
  Total dividends and distributions ..........          (0.22)         (0.31)         (8.26)         (8.61)         (6.00)
                                                   ----------     ----------     ----------     ----------     ----------

Net asset value, end of year .................     $    22.71     $    28.94     $    37.21     $    55.20     $    49.08
                                                   ----------     ----------     ----------     ----------     ----------

Total return* ................................         (20.88)%       (21.44)%       (18.39)%        31.17%         19.86%
                                                   ----------     ----------     ----------     ----------     ----------
Ratios/supplemental data:
  Net assets, end of year
    (000's omitted) ..........................     $1,365,328     $2,060,451     $3,172,625     $4,175,087     $3,665,196
  Ratio of expenses to
    average net assets .......................           0.54%          0.53%          0.52%          0.52%          0.52%
  Ratio of net investment
    income to average net assets .............           0.85%          0.59%          0.08%          0.45%          0.95%
  Portfolio turnover rate ....................             65%           137%           106%            74%            56%

* Total returns do not reflect the effects of charges deducted pursuant to the terms of GIAC's variable contracts.

      Inclusion of such charges would reduce the total returns for all periods shown.

                       See notes to financial statements.


--------------------------------------------------------------------------------
34

--------------------------------------------------------------------------------
The Guardian VC 500 Index Fund
-------------------------------

Schedule of Investments
December 31, 2002

-------------------------------------------------------------------------------
Common Stocks -- 96.7%
-------------------------------------------------------------------------------
Shares                                                                    Value
-------------------------------------------------------------------------------
Aerospace and Defense -- 1.9%
        12,552    Boeing Co.                                      $     414,090
         3,021    General Dynamics Corp.                                239,777
         5,412    Goodrich Corp.                                         99,148
        12,253    Honeywell Int'l., Inc.                                294,072
         6,803    Lockheed Martin Corp.                                 392,873
         2,719    Northrop Grumman Corp.                                263,743
         6,025    Raytheon Co.                                          185,269
         2,736    Rockwell Collins, Inc.                                 63,639
         7,055    United Technologies Corp.                             436,987
                                                                  -------------
                                                                      2,389,598
-------------------------------------------------------------------------------
Air Freight and Logistics -- 1.1%
         4,451    FedEx Corp.                                           241,334
           930    Ryder Systems, Inc.                                    20,869
        18,113    United Parcel Svcs., Inc.                           1,142,568
                                                                  -------------
                                                                      1,404,771
-------------------------------------------------------------------------------
Airlines -- 0.2%
         2,320    AMR Corp. *                                            15,312
         1,843    Delta Airlines, Inc.                                   22,300
        11,559    Southwest Airlines Co.                                160,670
                                                                  -------------
                                                                        198,282
-------------------------------------------------------------------------------
Auto Components -- 0.2%
         1,100    Cooper Tire & Rubber Co.                               16,874
         2,222    Dana Corp.                                             26,130
         8,367    Delphi Automotive Systems Corp.                        67,354
         2,622    Goodyear Tire & Rubber Co.                             17,856
         1,328    Johnson Controls, Inc.                                106,466
         1,955    Visteon Corp.                                          13,607
                                                                  -------------
                                                                        248,287
-------------------------------------------------------------------------------
Automobiles -- 0.6%
        27,262    Ford Motor Co.                                        253,537
         8,380    General Motors Corp.                                  308,887
         4,521    Harley-Davidson, Inc.                                 208,870
                                                                  -------------
                                                                        771,294
-------------------------------------------------------------------------------
Banks -- 7.2%
         5,364    AmSouth Bancorporation                                102,989
        23,777    Bank of America Corp.                               1,654,166
        10,862    Bank of New York, Inc.                                260,253
        19,890    Bank One Corp.                                        726,979
         7,231    BB&T Corp.                                            267,475
         3,433    Charter One Financial, Inc.                            98,630
         2,615    Comerica, Inc.                                        113,073
         8,680    Fifth Third Bancorp                                   508,214
         1,892    First Tennessee Nat'l. Corp.                           67,998
        15,669    FleetBoston Financial Corp.                           380,757
         2,311    Golden West Financial Corp.                           165,953
         3,598    Huntington Bancshares, Inc.                            67,319
         6,379    KeyCorp                                               160,368
         3,144    Marshall & Ilsley Corp.                                86,083
         6,508    Mellon Financial Corp.                                169,924
         9,139    National City Corp.                                   249,677
         2,444    North Fork Bancorporation, Inc.                        82,460
         3,315    Northern Trust Corp.                                  116,191
         4,247    PNC Financial Svcs. Group                             177,949
         3,308    Regions Financial Corp.                               110,355
         5,186    SouthTrust Corp.                                      128,872
         4,262    SunTrust Banks, Inc.                                  242,593
           4,433    Synovus Financial Corp.                              86,000
        28,631    U.S. Bancorp                                          607,550
         2,990    Union Planters Corp.                                   84,139
        20,509    Wachovia Corp.                                        747,348
        14,468    Washington Mutual, Inc.                               499,580
        25,406    Wells Fargo & Co.                                   1,190,779
         1,372    Zions Bancorp.                                         53,987
                                                                  -------------
                                                                      9,207,661
-------------------------------------------------------------------------------
Beverages -- 2.9%
           541    Adolph Coors Co.                                       33,136
        12,990    Anheuser-Busch Cos., Inc.                             628,716
         1,023    Brown-Forman Corp.                                     66,863
        37,124    Coca-Cola Co.                                       1,626,774
         6,705    Coca-Cola Enterprises, Inc.                           145,633
        26,504    PepsiCo., Inc.                                      1,118,999
         4,264    The Pepsi Bottling Group, Inc.                        109,585
                                                                  -------------
                                                                      3,729,706
-------------------------------------------------------------------------------
Biotechnology -- 1.0%
        19,116    Amgen, Inc. *                                         924,068
         2,221    Biogen, Inc. *                                         88,973
         2,826    Chiron Corp. *                                        106,258
         3,205    Genzyme Corp. *                                        94,772
         3,749    MedImmune, Inc. *                                     101,860
                                                                  -------------
                                                                      1,315,931
-------------------------------------------------------------------------------
Building Products -- 0.2%
         1,074    American Standard Cos., Inc. *                         76,404
         7,420    Masco Corp.                                           156,191
                                                                  -------------
                                                                        232,595
-------------------------------------------------------------------------------
Chemicals -- 1.5%
         3,398    Air Products & Chemicals, Inc.                        145,265
        13,620    Dow Chemical Co.                                      404,514
        14,855    E.I. Du Pont de Nemours & Co.                         629,852
         1,156    Eastman Chemical Co.                                   42,506
         1,934    Ecolab, Inc.                                           95,733
         1,924    Engelhard Corp.                                        43,001
           751    Great Lakes Chemical Corp.                             17,934
         1,633    Hercules, Inc. *                                       14,370
         1,417    Int'l. Flavors & Fragrances, Inc.                      49,737
         3,907    Monsanto Co.                                           75,210

                       See notes to financial statements.


--------------------------------------------------------------------------------
36

--------------------------------------------------------------------------------

Shares                                                                    Value
-------------------------------------------------------------------------------
         2,533    PPG Industries, Inc.                            $     127,030
         2,414    Praxair, Inc.                                         139,457
         3,306    Rohm & Haas Co.                                       107,379
         1,096    Sigma-Aldrich                                          53,375
                                                                  -------------
                                                                      1,945,363
-------------------------------------------------------------------------------
Commercial Services and Supplies -- 1.8%
         2,948    Allied Waste Industries, Inc. *                        29,480
         2,595    Apollo Group, Inc. *                                  114,180
         9,274    Automatic Data Processing, Inc.                       364,005
         1,643    Avery Dennison Corp.                                  100,354
        15,556    Cendant Corp. *                                       163,027
         2,541    Cintas Corp.                                          116,251
         7,673    Concord EFS, Inc. *                                   120,773
         2,590    Convergys Corp. *                                      39,239
           935    Deluxe Corp.                                           39,364
         2,150    Equifax, Inc.                                          49,751
        11,323    First Data Corp.                                      400,947
         2,875    Fiserv, Inc. *                                         97,606
         2,702    H & R Block, Inc.                                     108,620
         5,622    Paychex, Inc.                                         156,854
         3,565    Pitney Bowes, Inc.                                    116,433
         1,695    R.R. Donnelley & Sons Co.                              36,900
         2,619    Robert Half Int'l., Inc. *                             42,192
         2,167    Sabre Hldgs. Corp. *                                   39,244
         9,148    Waste Management, Inc.                                209,672
                                                                  -------------
                                                                      2,344,892
-------------------------------------------------------------------------------
Communications Equipment -- 2.0%
        11,911    ADC Telecomm., Inc. *                                  24,894
         1,467    Andrew Corp. *                                         15,081
         5,413    Avaya, Inc. *                                          13,262
         6,455    CIENA Corp. *                                          33,179
       115,647    Cisco Systems, Inc. *                               1,514,976
         2,797    Comverse Technology, Inc. *                            28,026
        17,169    Corning, Inc. *                                        56,829
        20,363    JDS Uniphase Corp. *                                   50,296
        51,337    Lucent Technologies, Inc. *                            64,685
        34,383    Motorola, Inc.                                        297,413
        11,623    QUALCOMM, Inc. *                                      422,961
         2,342    Scientific Atlanta, Inc.                               27,776
         6,153    Tellabs, Inc. *                                        44,732
                                                                  -------------
                                                                      2,594,110
-------------------------------------------------------------------------------
Computers and Peripherals -- 3.5%
         5,367    Apple Computer, Inc. *                                 76,909
        38,800    Dell Computer Corp. *                               1,037,512
        32,955    EMC Corp. *                                           202,344
         4,846    Gateway, Inc. *                                        15,216
        45,636    Hewlett Packard Co.                                   792,241
        26,400    Int'l. Business Machines                            2,046,000
         1,886    Lexmark Int'l. Group, Inc. *                          114,103
         1,466    NCR Corp. *                                            34,803
         5,033    Network Appliance, Inc. *                              50,330
        48,549    Sun Microsystems, Inc. *                              150,987
                                                                  -------------
                                                                      4,520,445
-------------------------------------------------------------------------------
Construction and Engineering -- 0.0%
         1,206    Fluor Corp.                                            33,768
           948    McDermott Int'l., Inc. *                                4,155
                                                                  -------------
                                                                         37,923
-------------------------------------------------------------------------------
Construction Materials -- 0.0%
         1,518    Vulcan Materials Co.                                   56,925
-------------------------------------------------------------------------------
Containers and Packaging -- 0.2%
           849    Ball Corp.                                             43,460
           792    Bemis Co., Inc.                                        39,307
         2,370    Pactiv Corp. *                                         51,808
         1,255    Sealed Air Corp. *                                     46,812
           802    Temple-Inland, Inc.                                    35,938
                                                                  -------------
                                                                        217,325
--------------------------------------------------------------------------------
Distributors -- 0.1%
         2,613    Genuine Parts Co.                                      80,480
-------------------------------------------------------------------------------
Diversified Financials -- 7.6%
        19,875    American Express Co.                                  702,581
         1,476    Bear Stearns Cos., Inc.                                87,674
         3,314    Capital One Financial Corp.                            98,492
        20,412    Charles Schwab Corp.                                  221,470
        78,086    Citigroup, Inc.                                     2,747,846
         1,878    Countrywide Credit Industries, Inc.                    96,999
        10,405    Federal Home Loan Mortgage Corp.                      614,415
        14,881    Federal National Mortgage Assn.                       957,295
         3,887    Franklin Resources, Inc.                              132,469
         7,202    Goldman Sachs Group, Inc.                             490,456
         6,802    Household Int'l., Inc.                                189,164
        29,818    J.P. Morgan Chase & Co.                               715,632
         3,642    Lehman Brothers Hldgs., Inc.                          194,082
        19,108    MBNA Corp.                                            363,434
        12,941    Merrill Lynch & Co., Inc.                             491,111
         2,324    Moody's Corp.                                          95,958
        18,220    Morgan Stanley Dean Witter & Co.                      727,342
         5,188    Principal Financial Group, Inc.                       156,315
         4,322    Providian Financial Corp. *                            28,050
         2,313    SLM Corp.                                             240,228
         6,940    State Street Corp.                                    270,660
         3,326    Stilwell Financial, Inc. *                             43,471
         1,831    T. Rowe Price Group, Inc.                              49,950
                                                                  -------------
                                                                      9,715,094
-------------------------------------------------------------------------------

                       See notes to financial statements.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The Guardian VC 500 Index Fund
-------------------------------

Schedule of Investments
December 31, 2002 (Continued)

Shares                                                                    Value
-------------------------------------------------------------------------------
Diversified Telecommunication Services -- 3.7%
         4,651    ALLTEL Corp.                                    $     237,201
        11,501    AT & T Corp.                                          300,291
        27,992    BellSouth Corp.                                       724,153
         2,122    CenturyTel, Inc.                                       62,344
         4,221    Citizens Comm. Co. *                                   44,532
        25,079    Qwest Comm. Int'l., Inc. *                            125,395
        49,728    SBC Comm., Inc.                                     1,348,126
        13,352    Sprint Corp. (FON Group)                              193,337
        43,046    Verizon Comm.                                       1,668,033
                                                                  -------------
                                                                      4,703,412
-------------------------------------------------------------------------------
Electric Utilities -- 2.1%
         1,880    Allegheny Energy, Inc.                                 14,213
         2,168    Ameren Corp.                                           90,124
         5,067    American Electric Power, Inc.                         138,481
         4,548    CenterPoint Energy, Inc.                               38,658
         2,507    CiNergy Corp.                                          84,536
         2,152    CMS Energy Corp.                                       20,315
         3,188    Consolidated Edison, Inc.                             136,510
         2,458    Constellation Energy Group, Inc.                       68,382
         4,557    Dominion Resources, Inc.                              250,179
         2,505    DTE Energy Co.                                        116,232
         4,873    Edison Int'l. *                                        57,745
         3,350    Entergy Corp.                                         152,727
         4,816    Exelon Corp.                                          254,140
         4,451    FirstEnergy Corp.                                     146,749
         2,724    FPL Group, Inc.                                       163,794
         5,880    PG&E Corp. *                                           81,732
         1,268    Pinnacle West Capital Corp.                            43,226
         2,422    PPL Corp.                                              83,995
         3,529    Progress Energy, Inc.                                 152,982
         3,315    Public Svc. Enterprise Group, Inc.                    106,412
        10,598    Southern Co.                                          300,877
         2,588    TECO Energy, Inc.                                      40,036
         4,619    TXU Corp.                                              86,283
         5,953    Xcel Energy, Inc.                                      65,483
                                                                  -------------
                                                                      2,693,811
-------------------------------------------------------------------------------
Electrical Equipment -- 0.4%
         2,932    American Power Conversion Corp. *                      44,420
         1,394    Cooper Industries Ltd.                                 50,811
         6,297    Emerson Electric Co.                                  320,202
         1,194    Power-One, Inc. *                                       6,770
         2,779    Rockwell Automation, Inc.                              57,553
           872    Thomas & Betts Corp. *                                 14,737
                                                                  -------------
                                                                        494,493
-------------------------------------------------------------------------------
Electronic Equipment and Instruments -- 0.4%
         6,943    Agilent Technologies, Inc. *                          124,696
         2,956    Jabil Circuit, Inc. *                                  52,971
           723    Millipore Corp. *                                      24,582
         2,894    Molex, Inc.                                            66,678
         1,870    PerkinElmer, Inc.                                      15,427
         7,846    Sanmina-SCI Corp. *                                    35,229
        12,321    Solectron Corp. *                                      43,740
         3,432    Symbol Technologies, Inc.                              28,211
         1,335    Tektronix, Inc. *                                      24,284
         2,490    Thermo Electron Corp. *                                50,099
         1,962    Waters Corp. *                                         42,732
                                                                  -------------
                                                                        508,649
-------------------------------------------------------------------------------
Energy Equipment and Services -- 0.8%
         2,344    B.J. Svcs. Co. *                                       75,735
         5,046    Baker Hughes, Inc.                                    162,431
         6,526    Halliburton Co.                                       122,102
         2,160    Nabors Industries, Inc. *                              76,183
         2,007    Noble Corp. *                                          70,546
         1,402    Rowan Cos., Inc.                                       31,825
         8,636    Schlumberger Ltd.                                     363,489
         7,642    Transocean Sedco Forex, Inc.                          177,294
                                                                  -------------
                                                                      1,079,605
-------------------------------------------------------------------------------
Food and Drug Retailing -- 1.1%
         6,087    Albertson's, Inc.                                     135,497
         5,871    CVS Corp.                                             146,599
        11,796    Kroger Co. *                                          182,248
         6,597    Safeway, Inc. *                                       154,106
         2,000    Supervalu, Inc.                                        33,020
         9,921    Sysco Corp.                                           295,546
        15,321    Walgreen Co.                                          447,220
         2,103    Winn-Dixie Stores, Inc.                                32,134
                                                                  -------------
                                                                      1,426,370
-------------------------------------------------------------------------------
Food Products -- 1.3%
         9,744    Archer-Daniels-Midland Co.                            120,826
         6,135    Campbell Soup Co.                                     143,988
         8,033    ConAgra, Inc.                                         200,905
         2,344    Del Monte Foods Co. *                                  18,049
         5,500    General Mills, Inc.                                   258,225
         5,249    H.J. Heinz Co.                                        172,535
         2,043    Hershey Foods Corp.                                   137,780
         6,133    Kellogg Co.                                           210,178
        11,732    Sara Lee Corp.                                        264,087
         3,371    W.M. Wrigley Jr. Co.                                  185,000
                                                                  -------------
                                                                      1,711,573
-------------------------------------------------------------------------------
Gas Utilities -- 0.3%
         2,115    KeySpan Corp.                                          74,533
         1,822    Kinder Morgan, Inc.                                    77,016
           658    NICOR, Inc.                                            22,392
         3,643    NiSource, Inc.                                         72,860
           530    Peoples Energy Corp.                                   20,484
         3,063    Sempra Energy                                          72,440
                                                                  -------------
                                                                        339,725
-------------------------------------------------------------------------------


                       See notes to financial statements.


--------------------------------------------------------------------------------
38

--------------------------------------------------------------------------------

Shares                                                                    Value
-------------------------------------------------------------------------------
Health Care Equipment and Supplies -- 1.8%
         3,176    Applera Corp.-Applied Biosystems
                     Group                                        $      55,707
           806    Bausch & Lomb, Inc.                                    29,016
         9,019    Baxter Int'l., Inc.                                   252,532
         3,839    Becton Dickinson & Co., Inc.                          117,819
         3,938    Biomet, Inc.                                          112,863
         6,085    Boston Scientific Corp. *                             258,734
           771    C.R. Bard, Inc.                                        44,718
         4,572    Guidant Corp. *                                       141,046
        18,146    Medtronic, Inc.                                       827,458
         2,645    St. Jude Medical, Inc. *                              105,059
         2,956    Stryker Corp.                                         198,407
         2,913    Zimmer Hldgs., Inc. *                                 120,948
                                                                  -------------
                                                                      2,264,307
-------------------------------------------------------------------------------
Health Care Providers and Services -- 1.7%
         2,248    Aetna, Inc.                                            92,438
         1,584    AmerisourceBergen Corp.                                86,027
         2,108    Anthem, Inc. *                                        132,593
         6,755    Cardinal Health, Inc.                                 399,828
         2,096    Cigna Corp.                                            86,188
         7,753    HCA, Inc.                                             321,749
         3,565    Health Management Associates, Inc.                     63,814
         5,928    HEALTHSOUTH Corp. *                                    24,898
         2,535    Humana, Inc. *                                         25,350
         4,244    IMS Health, Inc.                                       67,904
         1,471    Manor Care, Inc. *                                     27,375
         4,338    McKesson Corp.                                        117,256
         1,759    Quintiles Transnational Corp. *                        21,284
         7,310    Tenet Healthcare Corp. *                              119,884
         4,538    UnitedHealth Group                                    378,923
         2,179    Wellpoint Health Networks, Inc. *                     155,058
                                                                  -------------
                                                                      2,120,569
-------------------------------------------------------------------------------
Hotels, Restaurants and Leisure -- 1.0%
         8,774    Carnival Corp.                                        218,911
           2,562    Darden Restaurants, Inc.                             52,393
         1,671    Harrah's Entertainment, Inc. *                         66,172
         5,624    Hilton Hotels Corp.                                    71,481
         1,296    Int'l. Game Technology *                               98,392
         3,616    Marriott Int'l., Inc.                                 118,858
        19,072    McDonald's Corp.                                      306,678
         5,808    Starbucks Corp. *                                     118,367
         2,983    Starwood Hotels & Resorts
                     Worldwide, Inc.                                     70,816
         1,730    Wendy's Int'l., Inc.                                   46,831
         4,441    Yum! Brands, Inc. *                                   107,561
                                                                  -------------
                                                                      1,276,460
-------------------------------------------------------------------------------
Household Durables -- 0.5%
           984    American Greetings Corp. *                             15,547
         1,205    Black & Decker Corp.                                   51,683
           921    Centex Corp.                                           46,234
         2,245    Fortune Brands, Inc.                                  104,415
           745    KB Home                                                31,923
         2,928    Leggett & Platt, Inc.                                  65,704
         1,166    Maytag Corp.                                           33,231
         3,996    Newell Rubbermaid, Inc.                               121,199
           915    Pulte Homes, Inc.                                      43,801
           873    Snap-On, Inc.                                          24,540
         1,281    Stanley Works                                          44,297
           872    Tupperware Corp.                                       13,150
         1,020    Whirlpool Corp.                                        53,264
                                                                  -------------
                                                                        648,988
-------------------------------------------------------------------------------
Household Products -- 2.0%
         3,445    Clorox Co.                                            142,106
         8,115    Colgate-Palmolive Co.                                 425,469
         7,729    Kimberly-Clark Corp.                                  366,896
        19,436    Procter & Gamble Co.                                1,670,330
                                                                  -------------
                                                                      2,604,801
-------------------------------------------------------------------------------
Industrial Conglomerates -- 4.0%
         6,538    3M Co.                                                806,136
       152,178    General Electric Co.                                3,705,534
         2,066    Textron, Inc.                                          88,817
        29,839    Tyco Int'l. Ltd.                                      509,650
                                                                  -------------
                                                                      5,110,137
-------------------------------------------------------------------------------
Information Technology Consulting and Services -- 0.3%
         2,566    Computer Sciences Corp. *                              88,399
         7,183    Electronic Data Systems Corp.                         132,383
         4,226    SunGard Data Systems, Inc. *                           99,564
         4,833    Unisys Corp. *                                         47,847
                                                                  -------------
                                                                        368,193
-------------------------------------------------------------------------------
Insurance -- 4.7%
         3,924    ACE Ltd.                                              115,130
         7,735    AFLAC, Inc.                                           232,978
        10,553    Allstate Corp.                                        390,355
         1,584    Ambac Financial Group, Inc.                            89,084
        40,483    American Int'l. Group, Inc.                         2,341,942
         4,558    Aon Corp.                                              86,101
         2,569    Chubb Corp.                                           134,102
         2,422    Cincinnati Financial Corp.                             90,946
         3,704    Hartford Financial Svcs. Group, Inc.                  168,273
         2,210    Jefferson-Pilot Corp.                                  84,223
         4,342    John Hancock Financial Svcs., Inc.                    121,142
         2,755    Lincoln Nat'l. Corp.                                   87,003
         2,783    Loews Corp.                                           123,732
         8,012    Marsh & McLennan Cos., Inc.                           370,235
         2,200    MBIA, Inc.                                             96,492
        10,497    MetLife, Inc.                                         283,839
         1,536    MGIC Investment Corp.                                  63,437
         3,256    Progressive Corp.                                     161,595
         8,677    Prudential Financial, Inc.                            275,408
         2,047    SAFECO Corp.                                           70,969
         3,385    St. Paul Cos., Inc.                                   115,259

                       See notes to financial statements.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The Guardian VC 500 Index Fund
-------------------------------

Schedule of Investments
December 31, 2002 (Continued)

Shares                                                                    Value
-------------------------------------------------------------------------------
         1,782    Torchmark Corp.                                 $      65,096
        14,955    Travelers Ppty. Casualty Corp. *                      219,091
         3,610    UnumProvident Corp.                                    63,319
         2,031    XL Capital Ltd.                                       156,895
                                                                  -------------
                                                                      6,006,646
-------------------------------------------------------------------------------
Internet and Catalog Retail -- 0.2%
         4,570    eBay, Inc. *                                          309,937
-------------------------------------------------------------------------------
Internet Software and Services -- 0.1%
         8,982    Yahoo! Inc. *                                         146,856
-------------------------------------------------------------------------------
Leisure Equipment and Products -- 0.3%
         1,348    Brunswick Corp.                                        26,771
         4,363    Eastman Kodak Co.                                     152,880
         2,589    Hasbro, Inc.                                           29,903
         6,533    Mattel, Inc.                                          125,107
                                                                  -------------
                                                                        334,661
-------------------------------------------------------------------------------
Machinery -- 1.1%
         5,147    Caterpillar, Inc.                                     235,321
           895    Crane Co.                                              17,837
           618    Cummins, Inc.                                          17,384
         2,261    Danaher Corp.                                         148,548
         3,566    Deere & Co.                                           163,501
         3,032    Dover Corp.                                            88,413
         1,054    Eaton Corp.                                            82,328
         4,582    Illinois Tool Works, Inc.                             297,189
         2,530    Ingersoll-Rand Co.                                    108,942
         1,371    ITT Industries, Inc.                                   83,206
           904    Navistar Int'l. Corp. *                                21,976
         1,733    PACCAR, Inc.                                           79,943
         1,836    Pall Corp.                                             30,625
         1,765    Parker-Hannifin Corp.                                  81,419
                                                                  -------------
                                                                      1,456,632
-------------------------------------------------------------------------------
Media -- 4.0%
        66,750    AOL Time Warner, Inc. *                               874,425
         9,159    Clear Channel Comm., Inc. *                           341,539
        34,281    Comcast Corp. - Class A *                             808,003
         1,257    Dow Jones & Co., Inc.                                  54,340
         5,282    Gannett Co., Inc.                                     379,248
         5,739    Interpublic Group Cos., Inc.                           80,805
         2,706    Knight-Ridder, Inc.                                   171,154
         2,901    McGraw-Hill Cos., Inc.                                175,336
           742    Meredith Corp.                                         30,504
         2,267    New York Times Co.                                    103,670
         2,811    Omnicom Group, Inc.                                   181,591
         1,670    TMP Worldwide, Inc. *                                  18,888
         4,518    Tribune Co.                                           205,388
         3,426    Univision Comm., Inc. *                                83,937
        28,404    Viacom, Inc. *                                      1,157,747
        30,523    Walt Disney Co.                                       497,830
                                                                  -------------
                                                                      5,164,405
-------------------------------------------------------------------------------
Metals and Mining -- 0.5%
        12,625    Alcoa, Inc.                                           287,597
         1,206    Allegheny Technologies, Inc.                            7,513
         2,167    Freeport-McMoran Copper & Gold, Inc. *                 36,362
         6,004    Newmont Mining Corp.                                  174,296
         1,169    Nucor Corp.                                            48,280
         1,330    Phelps Dodge Corp. *                                   42,095
         1,523    United States Steel Corp.                              19,982
         1,280    Worthington Industries, Inc.                           19,507
                                                                  -------------
                                                                        635,632
-------------------------------------------------------------------------------
Multiline Retail -- 3.9%
           1,734    Big Lots, Inc. *                                     22,941
         6,801    Costco Wholesale Corp. *                              190,836
         1,262    Dillards, Inc.                                         20,015
         4,984    Dollar General Corp.                                   59,559
         2,592    Family Dollar Stores, Inc.                             80,896
         3,013    Federated Department Stores, Inc. *                    86,654
         3,998    J.C. Penney Co., Inc.                                  91,994
         5,035    Kohl's Corp. *                                        281,708
         4,309    May Department Stores Co.                              99,021
         2,020    Nordstrom, Inc.                                        38,319
         4,725    SearsRoebuck & Co.                                    113,164
        16,184    Target Corp.                                          485,520
        68,198    Wal-Mart Stores, Inc.                               3,444,681
                                                                  -------------
                                                                      5,015,308
-------------------------------------------------------------------------------
Multi-Utilities and Unregulated Power -- 0.3%
         8,117    AES Corp. *                                            24,513
         5,634    Calpine Corp. *                                        18,367
        13,276    Duke Energy Corp.                                     259,413
         5,523    Dynegy, Inc.                                            6,517
         8,747    El Paso Corp.                                          60,879
         6,012    Mirant Corp. *                                         11,363
         7,725    Williams Cos., Inc.                                    20,858
                                                                  -------------
                                                                        401,910
-------------------------------------------------------------------------------
Office Electronics -- 0.1%
        10,920    Xerox Corp. *                                          87,906
-------------------------------------------------------------------------------
Oil and Gas -- 5.0%
         1,335    Amerada Hess Corp.                                     73,492
         3,717    Anadarko Petroleum Corp.                              178,044
         2,151    Apache Corp.                                          122,586
         1,031    Ashland, Inc.                                          29,415
         3,011    Burlington Resources, Inc.                            128,419
        15,973    ChevronTexaco Corp.                                 1,061,885
        10,119    ConocoPhillips                                        489,658
         2,340    Devon Energy Corp.                                    107,406
         1,737    EOG Resources, Inc.                                    69,341
       103,873    Exxon Mobil Corp.                                   3,629,323
         1,501    Kerr-McGee Corp.                                       66,494
         4,633    Marathon Oil Corp.                                     98,637

                       See notes to financial statements.


--------------------------------------------------------------------------------
40

--------------------------------------------------------------------------------

Shares                                                                    Value
-------------------------------------------------------------------------------
         5,629    Occidental Petroleum Corp.                      $     160,145
         1,141    Sunoco, Inc.                                           37,858
         3,857    Unocal Corp.                                          117,947
                                                                  -------------
                                                                      6,370,650
-------------------------------------------------------------------------------
Paper and Forest Products -- 0.4%
           872    Boise Cascade Corp.                                    21,992
         3,444    Georgia-Pacific Corp.                                  55,655
         7,205    Int'l. Paper Co.                                      251,959
         1,564    Louisiana-Pacific Corp.                                12,606
         2,990    MeadWestvaco Corp.                                     73,883
         3,274    Weyerhaeuser Co.                                      161,113
                                                                  -------------
                                                                        577,208
-------------------------------------------------------------------------------
Personal Products -- 0.6%
           869    Alberto-Culver Co.                                     43,798
         3,529    Avon Products, Inc.                                   190,107
        15,819    Gillette Co.                                          480,265
                                                                  -------------
                                                                        714,170
-------------------------------------------------------------------------------
Pharmaceuticals -- 9.8%
        23,364    Abbott Laboratories                                   934,560
         1,933    Allergan, Inc.                                        111,380
        28,969    Bristol-Myers Squibb Corp.                            670,632
        16,802    Eli Lilly & Co.                                     1,066,927
         2,688    Forest Laboratories, Inc. *                           264,015
        46,116    Johnson & Johnson                                   2,476,890
         3,645    King Pharmaceuticals, Inc. *                           62,658
        35,180    Merck & Co., Inc.                                   1,991,540
        95,468    Pfizer, Inc.                                        2,918,457
        19,295    Pharmacia Corp.                                       806,531
        21,931    Schering-Plough Corp.                                 486,868
         1,598    Watson Pharmaceuticals, Inc. *                         45,176
        19,818    Wyeth                                                 741,193
                                                                  -------------
                                                                     12,576,827
-------------------------------------------------------------------------------
Real Estate -- 0.4%
         6,263    Equity Office Pptys. Trust                            156,450
         4,121    Equity Residential                                    101,294
         6,611    Plum Creek Timber Co., Inc.                           156,020
         2,775    Simon Ppty. Group, Inc.                                94,544
                                                                  -------------
                                                                        508,308
-------------------------------------------------------------------------------
Road and Rail -- 0.5%
         5,691    Burlington Northern Santa Fe                          148,023
         3,184    CSX Corp.                                              90,139
         5,809    Norfolk Southern Corp.                                116,122
         3,780    Union Pacific Corp.                                   226,309
                                                                  -------------
                                                                        580,593
-------------------------------------------------------------------------------
Semiconductor Equipment and Products -- 2.7%
         5,120    Advanced Micro Devices, Inc. *                         33,075
         5,712    Altera Corp. *                                         70,429
         5,469    Analog Devices, Inc. *                                130,545
        24,603    Applied Materials, Inc. *                             320,577
         4,503    Applied Micro Circuits Corp. *                         16,616
         4,097    Broadcom Corp. *                                       61,701
       103,187    Intel Corp.                                         1,606,622
         2,828    KLA-Tencor Corp. *                                    100,026
         4,747    Linear Technology Corp.                               122,093
         5,561    LSI Logic Corp. *                                      32,087
         4,829    Maxim Integrated Products, Inc.                       159,550
         9,028    Micron Technology, Inc. *                              87,933
         2,704    National Semiconductor Corp. *                         40,587
         2,170    Novellus Systems, Inc. *                               60,934
         2,289    NVIDIA Corp. *                                         26,346
         2,501    PMC-Sierra, Inc. *                                     13,906
         1,397    QLogic Corp. *                                         48,211
         2,738    Teradyne, Inc. *                                       35,621
        29,646    Texas Instruments, Inc.                               444,986
         5,048    Xilinx, Inc. *                                        103,989
                                                                  -------------
                                                                      3,515,834
-------------------------------------------------------------------------------
Software -- 4.8%
         3,590    Adobe Systems, Inc.                                    89,036
         1,715    Autodesk, Inc.                                         24,524
         3,606    BMC Software, Inc. *                                   61,699
         2,616    Citrix Systems, Inc. *                                 32,229
         8,640    Computer Associates Int'l., Inc.                      116,640
         5,622    Compuware Corp. *                                      26,986
         2,082    Electronic Arts, Inc. *                               103,621
         3,165    Intuit, Inc. *                                        148,502
         1,257    Mercury Interactive Corp. *                            37,270
        82,649    Microsoft Corp. *                                   4,272,953
         5,448    Novell, Inc. *                                         18,196
        81,256    Oracle Corp. *                                        877,565
         3,906    Parametric Technology Corp. *                           9,843
         4,669    PeopleSoft, Inc. *                                     85,443
         2,889    Rational Software Corp. *                              30,017
         7,147    Siebel Systems, Inc. *                                 53,459
         6,139    VERITAS Software Corp. *                               95,891
                                                                  -------------
                                                                      6,083,874
-------------------------------------------------------------------------------
Specialty Retail -- 2.0%
         1,474    AutoZone, Inc. *                                      104,138
         4,368    Bed, Bath & Beyond, Inc. *                            150,827
         4,806    Best Buy Co., Inc. *                                  116,065
         3,140    Circuit City Stores, Inc.                              23,299
        37,602    Home Depot, Inc.                                      900,944
        11,639    Lowe's Cos., Inc.                                     436,462
         4,624    Office Depot, Inc. *                                   68,250
         2,565    RadioShack Corp.                                       48,068
         2,251    Sherwin-Williams Co.                                   63,591
         6,992    Staples, Inc. *                                       127,954
        13,009    The Gap, Inc.                                         201,900
         7,795    The Limited, Inc.                                     108,584

                       See notes to financial statements.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The Guardian VC 500 Index Fund
-------------------------------

Schedule of Investments
December 31, 2002 (Continued)

Shares                                                                    Value
-------------------------------------------------------------------------------
         2,179    Tiffany & Co.                                   $      52,100
         8,072    TJX Cos., Inc.                                        157,565
         3,176    Toys R Us, Inc. *                                      31,760
                                                                  -------------
                                                                      2,591,507
-------------------------------------------------------------------------------
Textiles, Apparel and Luxury Goods -- 0.3%
         1,927    Jones Apparel Group, Inc. *                            68,293
         1,595    Liz Claiborne, Inc.                                    47,291
         3,991    NIKE, Inc.                                            177,480
           893    Reebok Int'l. Ltd. *                                   26,254
         1,636    V.F. Corp.                                             58,978
                                                                  -------------
                                                                        378,296
-------------------------------------------------------------------------------
Tobacco -- 1.1%
        31,614    Philip Morris Cos., Inc.                            1,281,316
         1,339    R.J. Reynolds Tobacco Hldgs., Inc.                     56,385
         2,531    UST, Inc.                                              84,611
                                                                  -------------
                                                                      1,422,312
-------------------------------------------------------------------------------
Trading Companies and Distributors -- 0.1%
         1,392    W.W. Grainger, Inc.                                    71,758
-------------------------------------------------------------------------------
Wireless Telecommunication Services -- 0.4%
        40,494    AT & T Wireless Svcs., Inc. *                         228,791
        13,620    Nextel Comm., Inc. *                                  157,311
        14,911    Sprint Corp. (PCS Group) *                             65,310
                                                                  -------------
                                                                        451,412
-------------------------------------------------------------------------------
                  Total Common Stocks
                     (Cost $151,846,332)                            123,764,417
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
U.S. Government -- 0.4%
-------------------------------------------------------------------------------
Principal
Amount                                                                    Value
-------------------------------------------------------------------------------
                  U.S. Treasury Bill
$      500,000       1.185%, 2/13/2003 (1)
                     (Cost $499,292)                              $     499,292
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Repurchase Agreement -- 2.7%
-------------------------------------------------------------------------------
Principal
Amount                                                                    Value
-------------------------------------------------------------------------------
$    3,417,000    State Street Bank and Trust Co.
                  repurchase agreement,
                  dated 12/31/2002,
                  maturity value $3,417,218 at
                  1.15%, due 1/2/2003 (2)
                     (Cost $3,417,000)                            $   3,417,000
-------------------------------------------------------------------------------
Total Investments -- 99.8%
  (Cost $155,762,624)                                               127,680,709
Cash, Receivables and Other Assets
  Less Liabilities -- 0.2%                                              303,171
-------------------------------------------------------------------------------
Net Assets -- 100%                                                $ 127,983,880
-------------------------------------------------------------------------------

*     Non-income producing security.
(1) The U.S. Treasury Bill is segregated as collateral to cover margin requirements on open futures contracts.
(2) The repurchase agreement is fully collateralized by U.S. Government and/or agency obligations based on market prices at the date of the portfolio.

Purchased Futures Contracts
-------------------------------------------------------------------------------
                                                                    Unrealized
Contracts              Description          Expiration             Depreciation
-------------------------------------------------------------------------------
17                    S&P 500 Index           3/2003                 $  (73,695)
-------------------------------------------------------------------------------

                       See notes to financial statements.


--------------------------------------------------------------------------------
42

Statement of Assets
and Liabilities
December 31, 2002

ASSETS
   Investments, at market (cost $155,762,624)                     $ 127,680,709
   Cash                                                                  62,035
   Dividends receivable                                                 198,298
   Receivable for fund shares sold                                      108,597
   Receivable for variation margin                                        5,950
   Interest receivable                                                      109
   Other assets                                                           3,207
                                                                  -------------
      Total Assets                                                  128,058,905
                                                                  -------------

LIABILITIES
   Accrued expenses                                                      45,260
   Payable for fund shares redeemed                                          10
   Due to affiliates                                                     29,755
                                                                  -------------
      Total Liabilities                                                  75,025
                                                                  -------------
      Net Assets                                                  $ 127,983,880
                                                                  =============
COMPONENTS OF NET ASSETS
   Capital stock, at par                                          $      19,861
   Additional paid-in capital                                       286,896,748
   Undistributed net investment income                                  123,693
   Accumulated net realized loss on investments                    (130,900,812)
   Net unrealized depreciation on investments                       (28,155,610)
                                                                  -------------
      Net Assets                                                  $ 127,983,880
                                                                  =============

Shares Outstanding -- $0.001 par value                               19,861,005
                                                                  =============

Net Asset Value Per Share                                         $        6.44
                                                                  =============

Statement of Operations
Year Ended
December 31, 2002

INVESTMENT INCOME
   Dividends                                                      $   4,441,346
   Interest                                                              82,053
                                                                  -------------
   Less: Foreign tax withheld                                           (13,380)
                                                                  -------------
      Total Income                                                    4,510,019
                                                                  -------------

   Expenses:
      Investment advisory fees -- Note B                                719,357
      Custodian fees                                                    139,343
      Printing expense                                                   47,168
      Registration fees                                                  30,175
      Audit fees                                                         20,200
      Directors' fees -- Note B                                          17,050
      Legal fees                                                         11,073
      Loan commitment fees -- Note H                                      4,133
      Insurance expense                                                   3,010
      Other                                                                 455
                                                                  -------------
        Total Expenses before reimbursement                             991,964
      Less: Expenses assumed by investment
        adviser -- Note B                                              (186,284)
                                                                  -------------
        Net Expenses                                                    805,680
                                                                  -------------
   Net Investment Income                                              3,704,339
                                                                  -------------
REALIZED AND UNREALIZED GAIN/(LOSS)
   ON INVESTMENTS -- NOTE C
      Net realized loss on investments                             (129,451,490)
      Net change in unrealized depreciation
        of investments                                               34,772,090
                                                                  -------------
   Net Realized and Unrealized Loss
      on Investments                                                (94,679,400)
                                                                  -------------
        NET DECREASE IN NET ASSETS
          FROM OPERATIONS                                         $ (90,975,061)
                                                                  =============

                       See notes to financial statements.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The Guardian VC 500 Index Fund
-------------------------------

Statement of Changes in Net Assets

                                                                 Year Ended December 31,
                                                                  2002             2001
                                                             -------------    -------------
INCREASE/(DECREASE) IN NET ASSETS
   From Operations:
      Net investment income                                  $   3,704,339    $   3,744,604
      Net realized loss on investments                        (129,451,490)      (1,416,473)
      Net change in unrealized depreciation of investments      34,772,090      (44,319,007)
                                                             -------------    -------------
        Net Decrease in Net Assets from Operations             (90,975,061)     (41,990,876)
                                                             -------------    -------------

   Dividends and Distributions to Shareholders from:
      Net investment income                                     (3,699,725)      (3,701,855)
      Net realized gain on investments                                  --          (88,140)
                                                             -------------    -------------
        Total Dividends and Distributions to Shareholders       (3,699,725)      (3,789,995)
                                                             -------------    -------------

   From Capital Share Transactions:
      Net increase/(decrease) in net assets from capital
        share transactions -- Note G                          (143,885,196)     117,724,599
                                                             -------------    -------------
   Net Increase/(Decrease) in Net Assets                      (238,559,982)      71,943,728

NET ASSETS:
Beginning of year                                              366,543,862      294,600,134
                                                             -------------    -------------
End of year *                                                $ 127,983,880    $ 366,543,862
                                                             =============    =============

*  Includes undistributed net investment income of:          $     123,693    $     119,079

                       See notes to financial statements.


--------------------------------------------------------------------------------
44

--------------------------------------------------------------------------------

Financial Highlights

Selected data for a share of capital stock outstanding throughout the periods indicated:

                                                                                                    Period From
                                                            Year Ended December 31,              August 25, 1999+
                                                -----------------------------------------------   to December 31,
                                                    2002            2001              2000             1999
                                                -----------------------------------------------------------------
Net asset value,
   beginning of period ......................   $      8.47     $      9.72       $     10.75       $     10.14
                                                -----------     -----------       -----------       -----------
Income from investment
   operations:
   Net investment income ....................          0.14            0.09              0.09              0.03
   Net realized and unrealized gain/(loss)
      on investments ........................         (2.03)          (1.25)            (1.01)             0.61
                                                -----------     -----------       -----------       -----------
   Net increase/(decrease) from investment
      operations ............................         (1.89)          (1.16)            (0.92)             0.64
                                                -----------     -----------       -----------       -----------

Dividends and Distributions
   to Shareholders from:
   Net investment income ....................         (0.14)          (0.09)            (0.09)            (0.03)
   Net realized gain on investments .........            --           (0.00)(a)         (0.02)               --
                                                -----------     -----------       -----------       -----------
   Total dividends and distributions ........         (0.14)          (0.09)            (0.11)            (0.03)
                                                -----------     -----------       -----------       -----------
Net asset value, end of period ..............   $      6.44     $      8.47       $      9.72       $     10.75
                                                -----------     -----------       -----------       -----------

Total return* ...............................        (22.42)%        (11.92)%           (8.66)%            6.38%(b)
                                                -----------     -----------       -----------       -----------
Ratios/supplemental data:
   Net assets, end of period
      (000's omitted) .......................   $   127,984     $   366,544       $   294,600       $   217,804
   Ratio of expenses to
      average net assets ....................          0.28%           0.28%             0.28%             0.36%(c)
   Ratio of expenses after custody credits to
      average net assets ....................           N/A             N/A               N/A              0.29%(c)
   Ratio of expenses, excluding waivers, to
      average net assets ....................          0.34%           0.33%             0.34%             0.36%(c)
   Ratio of net investment
      income to average net assets ..........          1.29%           1.14%             0.93%             0.99%(c)
   Portfolio turnover rate ..................            17%              1%                1%                1%

+     Commencement of investment operations.
* Total returns do not reflect the effects of charges deducted pursuant to the terms of GIAC's variable contracts. Inclusion of such charges would reduce the total returns for all periods shown.
(a)   Rounds to less than $0.01.
(b)   Not annualized.
(c)   Annualized.

                       See notes to financial statements.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The Guardian VC Asset Allocation Fund
----------------------------------------------

Schedule of Investments
December 31, 2002

-------------------------------------------------------------------------------
Mutual Funds -- 74.8%
-------------------------------------------------------------------------------
Shares                                                                    Value
-------------------------------------------------------------------------------
Equity -- 57.8%
     3,100,828    The Guardian VC 500 Index Fund*                 $  19,969,333
-------------------------------------------------------------------------------
Fixed Income -- 17.0%
       470,055    The Guardian Bond Fund, Inc.                        5,885,084
-------------------------------------------------------------------------------
                  Total Mutual Funds
                     (Cost $34,150,853)                              25,854,417
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
U.S. Government -- 4.3%
-------------------------------------------------------------------------------
Principal
Amount                                                                    Value
-------------------------------------------------------------------------------
                  U. S. Treasury Bill
$    1,500,000       1.18%, 3/20/2003 (1)
                     (Cost $1,496,175)                            $   1,496,175
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Repurchase Agreements -- 20.9%
-------------------------------------------------------------------------------
Principal
Amount                                                                    Value
-------------------------------------------------------------------------------
$    3,000,000    Lehman Brothers
                  repurchase agreement,
                  dated 12/31/2002, maturity
                  value $3,000,192 at 1.15%,
                  due 1/2/2003 (2)                                $   3,000,000
     4,219,000    State Street Bank and Trust Co.
                  repurchase agreement,
                  dated 12/31/2002, maturity
                  value $4,219,270 at 1.15%,
                  due 1/2/2003 (2)                                    4,219,000
-------------------------------------------------------------------------------
                  Total Repurchase Agreements
                     (Cost $7,219,000)                                7,219,000
-------------------------------------------------------------------------------
Total Investments -- 100.0%
  (Cost $42,866,028)                                                 34,569,592
Cash, Receivables and Other Assets
  Less Liabilities -- 0.0%                                                2,783
-------------------------------------------------------------------------------
Net Assets -- 100%                                                $  34,572,375
-------------------------------------------------------------------------------

* Affiliated issuer, as defined in the 1940 Act which includes issuers in which the Fund held 5% or more of the outstanding voting securities.
(1) The U.S. Treasury Bill is segregated as collateral to cover margin requirements on open futures contracts.
(2) The repurchase agreement is fully collateralized by U.S. Government and/or agency obligations based on market prices at the date of the portfolio.

Purchased (P)/Sold (S) Futures Contracts
-------------------------------------------------------------------------------
                                                                    Unrealized
Contracts      Type   Description              Expiration          Depreciation
-------------------------------------------------------------------------------
51              S     U.S. Treasury Notes,
                        5 Year                   3/2003           $    (151,918)
65              P     S&P 500 Index              3/2003                (269,178)
-------------------------------------------------------------------------------
                                                                  $    (421,096)
-------------------------------------------------------------------------------

                       See notes to financial statements.


--------------------------------------------------------------------------------
46

--------------------------------------------------------------------------------

Statement of Assets
and Liabilities
December 31, 2002

ASSETS
   Unaffiliated issuers, at identified cost*                       $ 14,233,660
   Affiliated issuer, at identified cost                             28,632,368
                                                                   ------------
      Total Cost                                                     42,866,028
                                                                   ============
   Unaffiliated issuers, at market                                 $  7,381,260
   Affiliated issuer, at market                                      19,969,332
   Repurchase agreements                                              7,219,000
                                                                   ------------
      Total Investments                                              34,569,592

   Cash                                                                     562
   Receivable for variation margins                                      33,772
   Receivable for fund shares sold                                          607
   Interest receivable                                                      230
   Other assets                                                             115
                                                                   ------------
      Total Assets                                                   34,604,878
                                                                   ------------

LIABILITIES
   Accrued expenses                                                      28,236
   Payable for fund shares redeemed                                         483
   Due to affiliates                                                      3,784
                                                                   ------------
      Total Liabilities                                                  32,503
                                                                   ------------
      Net Assets                                                   $ 34,572,375
                                                                   ============
COMPONENTS OF NET ASSETS
   Capital stock, at par                                           $      5,098
   Additional paid-in capital                                        51,297,940
   Undistributed net investment income                                  705,012
   Accumulated net realized loss on investments                      (8,718,143)
   Net unrealized depreciation of investments                        (8,717,532)
                                                                   ------------
      Net Assets                                                   $ 34,572,375
                                                                   ============

Shares Outstanding -- $0.001 par value                                5,097,630
                                                                   ============

Net Asset Value Per Share                                          $       6.78
                                                                   ============

* Includes repurchase agreement

Statement of Operations
Year Ended
December 31, 2002

INVESTMENT INCOME
   Dividends (including $427,294 received from
      affiliated issuer)                                           $    685,166
   Interest                                                             183,773
                                                                   ------------
      Total Income                                                      868,939
                                                                   ------------

   Expenses:
      Investment advisory fees -- Note B                                197,423
      Custodian fees                                                     35,813
      Audit fees                                                         18,850
      Printing expense                                                   10,500
      Directors' fees -- Note B                                           1,948
      Other                                                               1,689
                                                                   ------------
        Total Expenses before reimbursement                             266,223
      Less: Expenses assumed by investment
        adviser(1)                                                     (143,106)
                                                                   ------------
      Net Expenses                                                      123,117
                                                                   ------------
   Net Investment Income                                                745,822
                                                                   ------------
REALIZED AND UNREALIZED GAIN/(LOSS)
   ON INVESTMENTS -- NOTE C
      Net realized loss on investments                               (2,977,465)
      Net realized gains received from
        underlying fund                                                  18,943
      Net change in unrealized depreciation
        of investments                                               (6,799,007)
                                                                   ------------
   Net Realized and Unrealized Loss
      on Investments                                                 (9,757,529)
                                                                   ------------
        NET DECREASE IN NET ASSETS
          FROM OPERATIONS                                          $ (9,011,707)
                                                                   ============

(1) The Fund does not impose any additional advisory fees for the portion of the Fund's assets invested in other Guardian Funds.

                       See notes to financial statements.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The Guardian VC Asset Allocation Fund
----------------------------------------------

Statement of Changes in Net Assets

                                                                    Year Ended December 31,
                                                                     2002            2001
                                                                 ------------    ------------
INCREASE/(DECREASE) IN NET ASSETS
   From Operations:
      Net investment income                                      $    745,822    $  1,189,298
      Net realized loss on investments                             (2,958,522)     (5,983,302)
      Net change in unrealized depreciation of investments         (6,799,007)        907,753
                                                                 ------------    ------------
        Net Decrease in Net Assets from Operations                 (9,011,707)     (3,886,251)
                                                                 ------------    ------------

   Dividends and Distributions to Shareholders from:
      Net investment income                                          (763,200)       (477,616)
      Net realized gain on investments                                     --      (1,095,289)
                                                                 ------------    ------------
        Total Dividends and Distributions to Shareholders            (763,200)     (1,572,905)
                                                                 ------------    ------------

   From Capital Share Transactions:
      Net increase/(decrease) in net assets from capital share
        transactions -- Note G                                       (420,706)     11,599,671
                                                                 ------------    ------------
   Net Increase/(Decrease) in Net Assets                          (10,195,613)      6,140,515

NET ASSETS:
Beginning of year                                                  44,767,988      38,627,473
                                                                 ------------    ------------
End of year *                                                    $ 34,572,375    $ 44,767,988
                                                                 ============    ============

* Includes undistributed net investment income of:               $    705,012    $    722,390

                       See notes to financial statements.


--------------------------------------------------------------------------------
48

--------------------------------------------------------------------------------

Financial Highlights

Selected data for a share of capital stock outstanding throughout the periods indicated:

                                                                                                      Period From
                                                            Year Ended December 31,               September 15, 1999+
                                             --------------------------------------------------      to December 31,
                                                2002              2001              2000                 1999
                                             --------------------------------------------------------------------------
Net asset value,
   beginning of period ...................   $     8.62        $     9.83        $    10.68           $     9.94
                                             ----------        ----------        ----------           ----------
Income from investment
   operations:
   Net investment income .................         0.14              0.24              0.37                 0.12
   Net realized and unrealized gain/(loss)
      on investments .....................        (1.83)            (1.12)            (0.05)                0.74
                                             ----------        ----------        ----------           ----------
   Net increase/(decrease) from investment
      operations .........................        (1.69)            (0.88)             0.32                 0.86
                                             ----------        ----------        ----------           ----------

Dividends and Distributions
   to Shareholders from:
   Net investment income .................        (0.15)            (0.10)            (0.36)               (0.12)
   Net realized gain on investments ......           --             (0.23)            (0.81)                  --
                                             ----------        ----------        ----------           ----------
   Total dividends and distributions .....        (0.15)            (0.33)            (1.17)               (0.12)
                                             ----------        ----------        ----------           ----------
Net asset value, end of period ...........   $     6.78        $     8.62        $     9.83           $    10.68
                                             ----------        ----------        ----------           ----------

Total return* ............................       (19.88)%           (9.03)%            3.00%                8.67%(a)
                                             ----------        ----------        ----------           ----------
Ratios/supplemental data:
   Net assets, end of period
      (000's omitted) ....................   $   34,572        $   44,768        $   38,627           $   27,750
   Ratio of expenses to
      average net assets .................         0.31%(c)          0.39%(c)          0.48%(c)             0.67%(b)(c)
   Gross expense ratio ...................         0.56%(d)          0.56%(d)          0.73%(d)             0.98%(b)(d)
   Ratio of net investment
      income to average net assets .......         1.89%             2.87%             3.83%                4.09%(b)
   Portfolio turnover rate ...............            0%               29%               12%                   0%

+     Commencement of investment operations.
* Total returns do not reflect the effects of charges deducted pursuant to the terms of GIAC's variable contracts. Inclusion of such charges would reduce the total returns for all periods shown.
(a)   Not annualized.
(b)   Annualized.
(c)   Amounts do not include expenses of the underlying funds.
(d)   Amounts include expenses of the underlying funds.

                       See notes to financial statements.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The Guardian VC High Yield Bond Fund
------------------------------------

Schedule of Investments
December 31, 2002

--------------------------------------------------------------------------------------
Corporate Bonds -- 87.8%
--------------------------------------------------------------------------------------
                                                             Rating
Principal                                                   Moody's/
Amount                                                        S&P*               Value
--------------------------------------------------------------------------------------
Aerospace and Defense -- 5.0%
                  Alliant Techsystems, Inc.
$      500,000    Sr. Sub. Nt.
                  8.50% due 5/15/2011                         B2/B         $   540,000
                  BE Aerospace, Inc.
       310,000    Sr. Sub. Nt.
                  9.50% due 11/1/2008                         B3/B             235,600
                  K & F Ind., Inc.
       410,000    Sr. Sub. Nt. Ser. B
                  9.25% due 10/15/2007                        B3/B             424,350
                  Sequa Corp.
       600,000    Sr. Nt.
                  8.875% due 4/1/2008                        Ba3/BB-           573,000
                                                                           -----------
                                                                             1,772,950
--------------------------------------------------------------------------------------
Automotive -- 3.0%
                  American Axle & Mfg., Inc.
       308,000    Sr. Sub. Nt.
                  9.75% due 3/1/2009                         Ba2/BB-           330,330
                  Collins & Aikman Products Co.
       311,000    Sr. Nt.
                  10.75% due 12/31/2011                       B1/B             296,227
                  Dura Operating Corp.
       320,000    Sr. Sub. Nt.
                  9.00% due 5/1/2009                          B2/B             291,200
                  Hayes Lemmerz Int'l., Inc.
       185,000    Sr. Sub. Nt.++
                  11.00% due 7/15/2006                        NR/NR              4,163
                  Lear Corp.
       154,000    Sr. Nt. Ser. B
                  8.11% due 5/15/2009                        Ba1/BB+           162,855
                                                                           -----------
                                                                             1,084,775
--------------------------------------------------------------------------------------
Banking -- 0.5%
                  Western Financial Bank
       200,000    Sub. Cap. Debt.
                  9.625% due 5/15/2012                       B1/BB-            194,000
--------------------------------------------------------------------------------------
Building Materials-- 0.9%
                  Associated Materials, Inc.
       160,000    Sr. Sub. Nt.
                  9.75% due 4/15/2012                         B3/B             168,800
                  Collins & Aikman Floor Cover
        39,000    Sr. Sub. Nt.
                  9.75% due 2/15/2010                         B2/B              39,000
                  Interface, Inc.
       120,000    Sr. Nt.
                  7.30% due 4/1/2008                          B2/B+            103,350
                                                                           -----------
                                                                               311,150
--------------------------------------------------------------------------------------
Chemicals -- 1.7%
                  Compass Minerals Group, Inc.
       140,000    Sr. Sub. Nt.
                  10.00% due 8/15/2011                        B3/B             153,300
                  FMC Corp.
       160,000    Sr. Sec. Nt. +
                  10.25% due 11/1/2009                       Ba2/BB+           172,800
                  Huntsman Int'l. LLC
        40,000    Sr. Nt.
                  9.875% due 3/1/2009                         B3/B              40,000
                  Lyondell Chemical Co.
       155,000    Nt. Ser. A
                  9.625% due 5/1/2007                        Ba3/BB            148,800
                  Millennium America, Inc.
        80,000    Sr. Nt.
                  7.00% due 11/15/2006                      Ba1/BBB-            77,300
                                                                           -----------
                                                                               592,200
--------------------------------------------------------------------------------------
Construction Machinery -- 2.7%
                  H & E Equipment/Finance
       160,000    Sr. Nt. +
                  11.125% due 6/15/2012                       B3/B             120,000
                  Joy Global, Inc.
        80,000    Sr. Sub. Nt.
                  8.75% due 3/15/2012                         B2/B+             83,400
                  NMHG Hldg. Co.
        80,000    Sr. Nt.
                  10.00% due 5/15/2009                        B3/B+             80,000
                  Terex Corp.
       255,000    Sr. Sub. Nt.
                  10.375% due 4/1/2011                        B3/B             239,700
       155,000    Sr. Sub. Nt.
                  9.25% due 7/15/2011                         B3/B             141,244
                  United Rentals NA, Inc.
       160,000    Sr. Nt.
                  10.75% due 4/15/2008                        B1/BB            159,200
                  United Rentals, Inc.
       160,000    Sr. Sub. Nt.
                  9.00% due 4/1/2009                          B2/B+            127,600
                                                                           -----------
                                                                               951,144
--------------------------------------------------------------------------------------
Consumer Cyclical Services -- 2.7%
                  Coinmach Corp.
       320,000    Sr. Nt.
                  9.00% due 2/1/2010                          B2/B             335,600
                  Iron Mountain, Inc.
       600,000    Sr. Sub. Nt.
                  8.625% due 4/1/2013                         B2/B             627,000
                                                                           -----------
                                                                               962,600
--------------------------------------------------------------------------------------

                       See notes to financial statements.


--------------------------------------------------------------------------------
50

--------------------------------------------------------------------------------------

                                                             Rating
Principal                                                   Moody's/
Amount                                                        S&P*               Value
--------------------------------------------------------------------------------------
Consumer Products -- 5.6%
                  Armkel LLC
$       78,000    Sr. Sub. Nt.
                  9.50% due 8/15/2009                         B2/B-        $    84,630
                  Elizabeth Arden, Inc.
       175,000    Sr. Nt. Ser. D
                  10.375% due 5/15/2007                      Caa1/B            159,250
       330,000    Sr. Sec. Nt. Ser. B
                  11.75% due 2/1/2011                         B2/B             339,900
                  Pennzoil-Quaker St.
       200,000    Sr. Nt.
                  10.00% due 11/1/2008                       Aa2/AAA           247,000
                  Playtex Products, Inc.
       410,000    Sr. Sub. Nt.
                  9.375% due 6/1/2011                         B2/B             453,050
                  Sealy Mattress Co.
       154,000    Sr. Sub. Nt. Ser. B
                  9.875% due 12/15/2007                       B3/B-            147,840
                  Simmons Co.
       300,000    Sr. Sub. Nt. Ser. B
                  10.25% due 3/15/2009                        B2/B-            318,000
                  St. John Knits Int'l., Inc.
       250,000    Sr. Sub. Nt.
                  12.50% due 7/1/2009                         B3/B-            257,500
                                                                           -----------
                                                                             2,007,170
--------------------------------------------------------------------------------------
Diversified Manufacturing -- 0.0%
                  Rexnord Corp.
        20,000    Sr. Sub. Nt. +
                  10.125% due 12/15/2012                      B3/B-             20,500
--------------------------------------------------------------------------------------
Electric -- 0.7%
                  Calpine Canada Energy
       320,000    Sr. Nt.
                  8.50% due 5/1/2008                          B1/B+            139,200
                  PSEG Energy Hldgs., Inc.
       160,000    Sr. Nt.
                  8.50% due 6/15/2011                       Baa3/BBB-          130,400
                                                                           -----------
                                                                               269,600
--------------------------------------------------------------------------------------
Energy -- 5.7%
                  Belden & Blake Corp.
       160,000    Sr. Sub. Nt. Ser. B
                  9.875% due 6/15/2007                      Caa3/CCC-          136,000
                  Dresser, Inc.
       160,000    Sr. Nt.
                  9.375% due 4/15/2011                        B2/B             160,800
                  Newfield Exploration Co.
       160,000    Sr. Sub. Nt.
                  8.375% due 8/15/2012                       Ba3/BB-           170,618
                  Newpark Resources, Inc.
       300,000    Sr. Sub. Nt. Ser. B
                  8.625% due 12/15/2007                       B2/B+            286,500
                  Pride Int'l., Inc.
       240,000    Sr. Nt.
                  9.375% due 5/1/2007                        Ba2/BB            250,800
       275,000    Sr. Nt.
                  10.00% due 6/1/2009                        Ba2/BB            297,000
                  Tesoro Petroleum Corp.
       240,000    Sr. Sub. Nt.
                  9.625% due 4/1/2012                         B3/B             156,000
                  Western Oil Sands, Inc.
       320,000    Sr. Sec. Nt.
                  8.375% due 5/1/2012                        Ba2/BB+           318,400
                  Westport Resources Corp.
       155,000    Sr. Sub. Nt.
                  8.25% due 11/1/2011                        Ba3/B+            162,750
        85,000    Sr. Sub. Nt. +
                  8.25% due 11/1/2011                        Ba3/B+             89,250
                                                                           -----------
                                                                             2,028,118
--------------------------------------------------------------------------------------
Entertainment -- 3.0%
                  Intrawest Corp.
       330,000    Sr. Nt.
                  9.75% due 8/15/2008                         B1/B+            336,600
       135,000    Sr. Nt.
                  10.50% due 2/1/2010                         B1/B+            141,750
                  Premier Parks, Inc.
       500,000    Sr. Nt.
                  9.75% due 6/15/2007                         B2/B             485,000
                  Six Flags, Inc.
       100,000    Sr. Nt.
                  9.50% due 2/1/2009                          B2/B              96,500
                                                                           -----------
                                                                             1,059,850
--------------------------------------------------------------------------------------
Environmental-- 3.0%
                  Allied Waste NA, Inc.
       154,000    Sr. Nt.
                  7.625% due 1/1/2006                        Ba3/BB-           153,230
       578,000    Sr. Sub. Nt.
                  10.00% due 8/1/2009                         B2/B+            573,665
                  Waste Management, Inc.
       308,000    Sr. Nt.
                  7.375% due 8/1/2010                        Ba1/BBB           336,995
                                                                           -----------
                                                                             1,063,890
--------------------------------------------------------------------------------------
Financial Institutions-- 0.9%
                  General Motors Acceptance Corp.
       308,000    Nt.
                  6.875% due 9/15/2011                       A2/BBB            307,156
--------------------------------------------------------------------------------------

                       See notes to financial statements.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The Guardian VC High Yield Bond Fund
------------------------------------

Schedule of Investments
December 31, 2002 (Continued)

--------------------------------------------------------------------------------------

                                                             Rating
Principal                                                   Moody's/
Amount                                                        S&P*               Value
--------------------------------------------------------------------------------------
Food and Beverage -- 4.1%
                  American Seafood Group LLC
$      320,000    Sr. Sub. Nt.
                  10.125% due 4/15/2010                       B3/B         $   326,400
                  Constellation Brands, Inc.
        52,000    Sr. Sub. Nt.
                  8.625% due 8/1/2006                        Ba2/BB             55,120
       103,000    Sr. Sub. Nt.
                  8.50% due 3/1/2009                         Ba3/B+            107,893
        39,000    Sr. Sub. Nt.
                  8.125% due 1/15/2012                       Ba3/B+             40,365
                  Del Monte Corp.
       350,000    Sr. Sub. Nt.
                    9.25% due 5/15/2011                       B3/B             364,437
                  Michael Foods, Inc.
       400,000    Sr. Sub. Nt. Ser. B
                  11.75% due 4/1/2011                         B2/B-            448,000
                  Premium Standard Farms, Inc.
       160,000    Sr. Nt.
                  9.25% due 6/15/2011                         B1/BB            131,200
                                                                           -----------
                                                                             1,473,415
--------------------------------------------------------------------------------------
Gaming -- 4.5%
                  Hollywood Casino Corp.
       500,000    Sr. Nt.
                  11.25% due 5/1/2007                         B3/B             540,000
                  Mandalay Resort Group
       160,000    Sr. Sub. Nt. Ser. B
                  10.25% due 8/1/2007                        Ba3/BB-           175,600
                  Mohegan Tribal Gaming
       100,000    Sr. Sub. Nt.
                  8.00% due 4/1/2012                         Ba3/BB-           104,250
                  Park Place Entertainment Corp.
       154,000    Sr. Nt.
                  7.50% due 9/1/2009                        Ba1/BBB-           158,381
                  Sun Int'l. Hotels Ltd.
       155,000    Sr. Sub. Nt.
                  8.875% due 8/15/2011                        B2/B+            158,100
                  Waterford Gaming LLC
       442,000    Sr. Nt. +
                  9.50% due 3/15/2010                         B1/B+            457,470
                                                                           -----------
                                                                             1,593,801
--------------------------------------------------------------------------------------
Gas Distributors -- 0.6%
                  AmeriGas Partners LP
       103,000    Sr. Nt.
                  10.00% due 4/15/2006                       Ba3/BB+           108,665
       103,000    Sr. Nt.
                  8.875% due 5/20/2011                       Ba3/BB-           107,120
                                                                           -----------
                                                                               215,785
--------------------------------------------------------------------------------------
Health Care -- 6.0%
                  Fisher Scientific Int'l., Inc.
       500,000    Sr. Sub. Nt.
                  9.00% due 2/1/2008                          B3/B             521,250
                  Fresenius Medical Care
       310,000    Capital Tr.
                  7.875% due 6/15/2011                       Ba2/BB-           300,700
                  HCA-The Healthcare Corp.
       320,000    Nt.
                  8.75% due 9/1/2010                        Ba1/BBB-           368,287
                  Insight Health Svcs. Corp.
       205,000    Sr. Sub. Nt. Ser. B
                  9.875% due 11/1/2011                        B3/B-            196,800
                  PerkinElmer, Inc.
       320,000    Sr. Sub. Nt. +
                  8.875% due 1/15/2013                       Ba3/BB-           315,200
                  Triad Hospitals, Inc.
       400,000    Sr. Nt. Ser. B
                  8.75% due 5/1/2009                          B1/B-            428,500
                                                                           -----------
                                                                             2,130,737
--------------------------------------------------------------------------------------
Home Construction-- 2.7%
                  Beazer Homes USA, Inc.
       160,000    Sr. Nt.
                  8.375% due 4/15/2012                       Ba2/BB            164,800
                  Meritage Corp.
       154,000    Sr. Nt.
                  9.75% due 6/1/2011                          Ba3/B            160,930
                  Schuler Homes, Inc.
       320,000    Sr. Nt.
                  9.00% due 4/15/2008                        Ba1/BB            324,800
                  Standard Pacific Corp.
       160,000    Sr. Sub. Nt.
                  9.25% due 4/15/2012                        Ba3/B+            154,400
                  WCI Communities, Inc.
       160,000    Sr. Sub. Nt.
                  9.125% due 5/1/2012                         Ba3/B            144,000
                                                                           -----------
                                                                               948,930
--------------------------------------------------------------------------------------
Industrial - Other-- 1.1%
--------------------------------------------------------------------------------------
                  Briggs & Stratton Corp.
       355,000    Sr. Nt.
                  8.875% due 3/15/2011                       Ba1/BB+           382,513
--------------------------------------------------------------------------------------
Lodging -- 1.8%
                  Hilton Hotels Corp.
       160,000    Nt.
                  7.625% due 12/1/2012                      Ba1/BBB-           161,576
                  HMH Pptys., Inc.
       160,000    Sr. Nt. Ser. C
                  8.45% due 12/1/2008                        Ba3/BB-           158,000

                       See notes to financial statements.


--------------------------------------------------------------------------------
52

--------------------------------------------------------------------------------

                                                             Rating
Principal                                                   Moody's/
Amount                                                        S&P*               Value
--------------------------------------------------------------------------------------
                  John Q. Hammons Hotels LP
$      160,000    1st Mtg. Nt. Ser. B
                  8.875% due 5/15/2012                        B2/B         $   160,800
                  Starwood Hotels & Resorts
       160,000    Nt. +
                  7.875% due 5/1/2012                       Ba1/BBB-           158,400
                                                                           -----------
                                                                               638,776
--------------------------------------------------------------------------------------
Media-Cable-- 1.9%
                  Charter Comm. Hldgs.
       160,000    Sr. Disc. Nt.
                  0/11.75% due 1/15/2010(1)                   B2/B+             47,200
       480,000    Sr. Disc. Nt.
                  0/11.75% due 5/15/2011(1)                  B3/CCC+           120,000
                  CSC Hldgs., Inc.
       240,000    Sr. Nt.
                  7.625% due 4/1/2011                        B1/BB-            225,300
                  Insight Midwest LP
       308,000    Sr. Nt.
                  10.50% due 11/1/2010                        B2/B+            299,530
                                                                           -----------
                                                                               692,030
--------------------------------------------------------------------------------------
Media - NonCable-- 6.5%
                  Allbritton Comm. Co.
       154,000    Sr. Sub. Nt. Ser. B
                  8.875% due 2/1/2008                         B3/B-            159,198
                  American Media Operations, Inc.
       330,000    Sr. Sub. Nt. Ser. B
                  10.25% due 5/1/2009                         B2/B-            341,550
                  Clear Channel Comm.
       205,000    Sr. Sub. Nt. Ser. B
                  8.125% due 12/15/2007                      Ba2/BB+           213,456
                  Corus Entertainment, Inc.
       155,000    Sr. Sub. Nt.
                  8.75% due 3/1/2012                          B1/B+            164,106
                  Echostar DBS Corp.
       154,000    Sr. Nt.
                  9.25% due 2/1/2006                          B1/B+            161,315
                  Emmis Comm. Corp.
       154,000    Sr. Sub. Nt
                  8.125% due 3/15/2009                        B2/B-            159,390
                  Entravision Comm. Corp.
       160,000    Sr. Sub. Nt.
                  8.125% due 3/15/2009                        B3/B-            166,400
                  Lamar Media Corp.
       160,000    Sr. Sub. Nt.
                  8.625% due 9/15/2007                        Ba3/B            167,200
                  R.H. Donnelley Fin. Corp. I
        90,000    Sr. Nt. +
                  8.875% due 12/15/2010                       B1/B+             96,300
       640,000    Sr. Sub. Nt. +
                  10.875% due 12/15/2012                      B2/B+            697,600
                                                                           -----------
                                                                             2,326,515
--------------------------------------------------------------------------------------
Metalsand Mining -- 1.5%
                  AK Steel Corp.
       160,000    Sr. Nt. +
                  7.75% due 6/15/2012                         B1/BB            161,200
                  Luscar Coal Ltd.
       154,000    Sr. Nt.
                  9.75% due 10/15/2011                       Ba3/BB            164,973
                  Oregon Steel Mills, Inc.
       160,000    1st Mtg. Nt. +
                  10.00% due 7/15/2009                       B1/BB-            162,400
                  Steel Dynamics, Inc.
          40,000    Sr. Nt.
                  9.50% due 3/15/2009                         B2/B              41,900
                                                                           -----------
                                                                               530,473
--------------------------------------------------------------------------------------
Packaging -- 2.8%
                  Ball Corp.
       400,000    Sr. Nt. +
                  6.875% due 12/15/2012                      Ba3/BB            402,000
                  Graphic Packaging Corp.
       155,000    Nt.
                  8.625% due 2/15/2012                        B2/B+            163,137
                  Kappa Beheer BV
       330,000    Sr. Sub. Nt.
                  10.625% due 7/15/2009                       B2/B             353,100
                  Silgan Hldgs., Inc.
        80,000    Sr. Sub. Debt.
                  9.00% due 6/1/2009                          B1/B              83,400
                                                                           -----------
                                                                             1,001,637
--------------------------------------------------------------------------------------
Paper and Forest Products-- 2.2%
                  Norske Skog Canada Ltd.
        80,000    Sr. Nt.
                  8.625% due 6/15/2011                       Ba2/BB+            80,600
                  Packaging Corp. of America
       165,000    Sr. Sub. Nt.
                  9.625% due 4/1/2009                        Ba2/BB+           176,962
                  Stone Container Corp.
       330,000    Sr. Nt.
                  9.75% due 2/1/2011                          B2/B             353,100
                  Tembec Industries, Inc.
       160,000    Sr. Nt.
                  8.50% due 2/1/2011                         Ba1/BB+           161,200
                                                                           -----------
                                                                               771,862
--------------------------------------------------------------------------------------

                       See notes to financial statements.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The Guardian VC High Yield Bond Fund
------------------------------------

Schedule of Investments
December 31, 2002 (Continued)

--------------------------------------------------------------------------------------

                                                             Rating
Principal                                                   Moody's/
Amount                                                        S&P*               Value
--------------------------------------------------------------------------------------
Restaurants -- 2.1%
                  Jack in the Box, Inc.
$      600,000    Sr. Sub. Nt.
                  8.375% due 4/15/2008                       Ba3/BB-       $   608,250
                  Sbarro, Inc.
       155,000    Sr. Nt.
                  11.00% due 9/15/2009                        B2/B+            144,150
                                                                           -----------
                                                                               752,400
--------------------------------------------------------------------------------------
Retailers -- 3.3%
                  Asbury Automotive Group
        80,000    Sr. Sub. Nt.
                  9.00% due 6/15/2012                         B3/B              69,600
                  Cole National Group, Inc.
       160,000    Sr. Sub. Nt.
                  8.875% due 5/15/2012                        B2/B             150,400
                  Hollywood Entertainment Corp.
       240,000    Sr. Sub. Nt.
                  9.625% due 3/15/2011                        B3/B-            244,800
                  J.C. Penney Co., Inc.
       312,000    Nt. +
                  9.00% due 8/1/2012                        Ba3/BBB-           318,240
                  Petco Animal Supplies, Inc.
       155,000    Sr. Sub. Nt.
                  10.75% due 11/1/2011                        B2/B             170,694
                  Rent-A-Center, Inc.
        78,000    Sr. Sub. Nt. Ser. D
                  11.00% due 8/15/2008                        B1/B+             83,947
                  United Auto Group, Inc.
       160,000    Sr. Sub. Nt. +
                  9.625% due 3/15/2012                        B3/B             155,200
                                                                           -----------
                                                                             1,192,881
--------------------------------------------------------------------------------------
Supermarkets-- 0.4%
                  Pathmark Stores, Inc.
       156,000    Sr. Sub. Nt.
                  8.75% due 2/1/2012                          B2/B             143,520
--------------------------------------------------------------------------------------
Technology -- 2.6%
                  Flextronics Int'l. Ltd.
       400,000    Sr. Sub. Nt.
                  9.875% due 7/1/2010                        Ba2/BB-           431,000
                  Seagate Tech.
       320,000    Sr. Nt. +
                  8.00% due 5/15/2009                        Ba2/BB+           331,200
                  Solectron Corp.
       160,000    Sr. Nt.
                  9.625% due 2/15/2009                       Ba3/BB            156,000
                                                                           -----------
                                                                               918,200
--------------------------------------------------------------------------------------
Textile -- 1.1%
                  Russell Corp.
        20,000    Sr. Nt.
                  9.25% due 5/1/2010                          B1/BB             21,400
                  William Carter Co.
       350,000    Sr. Sub. Nt. Ser. B
                  10.875% due 8/15/2011                       B3/B             381,500
                                                                           -----------
                                                                               402,900
--------------------------------------------------------------------------------------
Transportation-- 0.5%
                  Teekay Shipping Corp.
       160,000    Sr. Nt.
                  8.875% due 7/15/2011                       Ba2/BB-           164,200
--------------------------------------------------------------------------------------
Wireless Communications-- 3.6%
                  Crown Castle Int'l. Corp.
       205,000    Sr. Nt.
                  10.75% due 8/1/2011                         B3/B             179,375
                  Nextel Comm., Inc.
       320,000    Sr. Disc. Nt.
                  9.75% due 10/31/2007                        B3/B             296,000
                  Telecorp PCS, Inc.
       100,000    Sr. Sub. Disc. Nt.
                  0/11.625% due 4/15/2009(1)                Baa2/BBB            94,250
       315,000    Sr. Sub. Nt.
                  10.625% due 7/15/2010                     Baa2/BBB           338,625
                  Triton PCS, Inc.
       240,000    Sr. Sub. Disc. Nt.
                  0/11.00% due 5/1/2008(1)                    B3/B-            199,800
       240,000    Sr. Sub. Nt.
                  8.75% due 11/15/2011                        B3/B-            194,400
                                                                           -----------
                                                                             1,302,450
--------------------------------------------------------------------------------------
Wireline Communications -- 3.1%
                  Qwest Corp.
       740,000    Debt.
                  7.20% due 11/10/2026                       Ba3/B+            577,200
                  Qwest Services Corp.
       203,200    Nt. +
                  13.50% due 12/15/2010                      NR/CCC+           211,328
                  Sprint Capital Corp.
       320,000    Nt.
                  8.375% due 3/15/2012                      Baa3/BBB-          318,400
                                                                           -----------
                                                                             1,106,928
--------------------------------------------------------------------------------------
                  Total Corporate Bonds
                    (Cost $31,072,296)                                      31,315,056
--------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------
Sovereign Debt -- 1.0%
--------------------------------------------------------------------------------------
                  United Mexican States
$      308,000    Nt.
                  8.375% due 1/14/2011
                  (Cost $312,828)                                          $   348,040
--------------------------------------------------------------------------------------

                       See notes to financial statements.


--------------------------------------------------------------------------------
54

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------
Warrants -- 0.0%
--------------------------------------------------------------------------------------

Shares                                                                           Value
--------------------------------------------------------------------------------------
           900    GT Group Telecomm., Inc.                                 $       450
                  exp. 2/1/2010 +
           330    Horizon PCS, Inc.                                                 17
                  exp. 10/1/2010 +
           500    Leap Wireless Int'l., Inc.                                       125
                  exp. 4/15/2010 +
           330    Leap Wireless Int'l., Inc.                                        82
                  exp. 4/15/2010 +
           200    Ubiquitel Operating Co.                                           50
                  exp. 4/15/2010 +
           170    XM Satellite Radio, Inc.                                          85
                  exp. 3/15/2010 +
--------------------------------------------------------------------------------------
                  Total Warrants
                    (Cost $36,590)                                         $       809
--------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------
Repurchase Agreement -- 9.4%
--------------------------------------------------------------------------------------
Principal                                                   Moody's/
Amount                                                        S&P*               Value
--------------------------------------------------------------------------------------
$    3,364,000    State Street Bank and Trust Co.
                  repurchase agreement, dated 12/31/2002,
                  maturity value $3,364,215 at 1.15%
                  due 1/2/2003 (2)
                    (Cost $3,364,000)                                      $ 3,364,000
--------------------------------------------------------------------------------------
Total Investments -- 98.2%
  (Cost $34,785,714)                                                        35,027,905
Cash, Receivables and Other Assets
  Less Liabilities -- 1.8%                                                     654,814
--------------------------------------------------------------------------------------
Net Assets -- 100%                                                         $35,682,719
--------------------------------------------------------------------------------------

*     Unaudited.
++ Non-income producing, security in default. + Rule 144A restricted security.
(1)   Step-up bond.
(2) The repurchase agreement is fully collateralized by U.S. Government and/or agency obligations based on market prices at the date of the portfolio.

                       See notes to financial statements.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The Guardian VC High Yield Bond Fund
------------------------------------

Statement of Assets
and Liabilities
December 31, 2002

ASSETS
   Investments, at market (cost $34,785,714)                       $ 35,027,905
   Cash                                                                     609
   Interest receivable                                                  691,402
   Receivable for securities sold                                       140,591
   Receivable for fund shares sold                                       13,318
   Other assets                                                             339
                                                                   ------------
      Total Assets                                                   35,874,164
                                                                   ------------

LIABILITIES
   Payable for securities purchased                                     140,591
   Accrued expenses                                                      33,089
   Payable for fund shares redeemed                                          94
   Due to affiliates                                                     17,671
                                                                   ------------
      Total Liabilities                                                 191,445
                                                                   ------------
      Net Assets                                                   $ 35,682,719
                                                                   ============
COMPONENTS OF NET ASSETS
   Capital stock, at par                                           $      4,688
   Additional paid-in capital                                        43,916,752
   Undistributed net investment income                                   15,866
   Accumulated net realized loss on investments                      (8,496,778)
   Net unrealized appreciation of investments                           242,191
                                                                   ------------
      Net Assets                                                   $ 35,682,719
                                                                   ============

Shares Outstanding -- $0.001 par value                                4,688,252
                                                                   ============

Net Asset Value Per Share                                          $       7.61
                                                                   ============


Statement of Operations
Year Ended
December 31, 2002

INVESTMENT INCOME
   Interest                                                        $  2,914,024
                                                                   ------------

   Expenses:
      Investment advisory fees -- Note B                                199,879
      Custodian fees                                                     51,956
      Audit fees                                                         24,000
      Printing expense                                                   10,305
      Directors' fees -- Note B                                           1,618
      Other                                                               2,161
                                                                   ------------
      Total Expenses                                                    289,919
                                                                   ------------

   Net Investment Income                                              2,624,105
                                                                   ------------
REALIZED AND UNREALIZED GAIN/(LOSS)
   ON INVESTMENTS -- NOTE C
      Net realized loss on investments                               (2,930,271)
      Net change in unrealized depreciation
        of investments                                                  655,605
                                                                   ------------
   Net Realized and Unrealized Loss
      on Investments                                                 (2,274,666)
                                                                   ------------
        NET INCREASE IN NET ASSETS
          FROM OPERATIONS                                          $    349,439
                                                                   ============

                       See notes to financial statements.


--------------------------------------------------------------------------------
56

--------------------------------------------------------------------------------

Statement of Changes in Net Assets

                                                                                Year Ended December 31,
                                                                                 2002            2001
                                                                             ------------    ------------
INCREASE/(DECREASE) IN NET ASSETS
   From Operations:
      Net investment income                                                  $  2,624,105    $  2,789,972
      Net realized loss on investments                                         (2,930,271)     (4,383,991)
      Net change in unrealized depreciation of investments                        655,605       2,323,178
                                                                             ------------    ------------
        Net Increase in Net Assets from Operations                                349,439         729,159
                                                                             ------------    ------------

   Dividends to Shareholders from:
      Net investment income                                                    (2,608,239)     (2,808,473)
                                                                             ------------    ------------

   From Capital Share Transactions:
      Net increase in net assets from capital share transactions -- Note G      5,731,565       7,454,942
                                                                             ------------    ------------
   Net Increase in Net Assets                                                   3,472,765       5,375,628

NET ASSETS:
Beginning of year                                                              32,209,954      26,834,326
                                                                             ------------    ------------
End of year*                                                                 $ 35,682,719    $ 32,209,954
                                                                             ============    ============

*  Includes undistributed net investment income of:                          $     15,866    $         --

                       See notes to financial statements.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The Guardian VC High Yield Bond Fund
------------------------------------

Financial Highlights

Selected data for a share of capital stock outstanding throughout the periods indicated:

                                                                                              Period From
                                                       Year Ended December 31,            September 13, 1999+
                                             ------------------------------------------     to December 31,
                                                2002           2001           2000              1999
                                             ----------------------------------------------------------------
Net asset value,
   beginning of period ...................   $     8.13     $     8.61     $    10.04        $     9.99
                                             ----------     ----------     ----------        ----------
Income from investment
   operations:
   Net investment income .................         0.63           0.77           0.85              0.23
   Net realized and unrealized gain/(loss)
      on investments .....................        (0.53)         (0.47)         (1.44)             0.05
                                             ----------     ----------     ----------        ----------
   Net increase/(decrease) from investment
     operations ..........................         0.10           0.30          (0.59)             0.28
                                             ----------     ----------     ----------        ----------

Dividends to Shareholders from:
   Net investment income .................        (0.62)         (0.78)         (0.84)            (0.23)
                                             ----------     ----------     ----------        ----------

Net asset value, end of period ...........   $     7.61     $     8.13     $     8.61        $    10.04
                                             ----------     ----------     ----------        ----------

Total return* ............................         1.29%          3.56%         (6.07)%            2.78%(a)
                                             ----------     ----------     ----------        ----------
Ratios/supplemental data:
   Net assets, end of period
      (000's omitted) ....................   $   35,683     $   32,210     $   26,834        $   25,888
   Ratio of expenses to
      average net assets .................         0.87%          0.90%          0.90%             1.14%(b)
   Ratio of expenses after custody
      credits to average net assets ......          N/A            N/A            N/A              0.99%(b)
   Ratio of net investment
      income to average net assets .......         7.88%          8.96%          9.11%             7.66%(b)
   Portfolio turnover rate ...............           66%           140%           155%               43%

+     Commencement of investment operations.
* Total returns do not reflect the effects of charges deducted pursuant to the terms of GIAC's variable contracts. Inclusion of such charges would reduce the total returns for all periods shown.
(a)   Not annualized.
(b)   Annualized.

                       See notes to financial statements.


--------------------------------------------------------------------------------
58

--------------------------------------------------------------------------------
The Guardian Variable Contract Funds,
The Guardian Bond Fund, The Guardian Cash Fund
------------------------------------------------

Combined Notes to Financial Statements
December 31, 2002

----------------------------------------------
Note A -- Organization and Accounting Policies
----------------------------------------------

      The Guardian Variable Contract Funds, Inc. (GVCF) was organized in March 1983 and was known as "The Guardian Stock Fund, Inc." prior to September 13, 1999. Shares are offered in six series: The Guardian Stock Fund (GSF), The Guardian VC 500 Index Fund (GVC500IF), The Guardian VC Asset Allocation Fund (GVCAAF), The Guardian VC High Yield Bond Fund (GVCHYBF), The Guardian UBS VC Large Cap Value Fund (GUVCLCVF), and The Guardian UBS VC Small Cap Value Fund (GUVCSCVF). GUVCLCVF and GUVCSCVF had not commenced operations as of December 31, 2002.

      GVCF, The Guardian Bond Fund, Inc. (GBF) and The Guardian Cash Fund, Inc.
(GCF) are each incorporated in the state of Maryland and are diversified open-end management investment companies registered under the Investment Company Act of 1940, as amended (1940 Act). Each series of GVCF and GBF and GCF are referred to collectively as the "Funds" and individually as a "Fund."

      GSF offers two classes of shares: Class I and Class II. The Class I shares of GSF, and shares of GVC500IF, GVCAAF, GVCHYBF, GBF and GCF, are only sold to certain separate accounts of The Guardian Insurance & Annuity Company, Inc.
(GIAC). GIAC is a wholly-owned subsidiary of Guardian Life Insurance Company of America (Guardian Life). GSF's Class II shares are offered through the ownership of variable annuities and variable life insurance policies issued by other insurance companies that offer GSF as an investment option through their separate accounts. The two classes of shares for GSF represent interests in the same portfolio of investments, have the same rights and are generally identical in all respects except that each class bears certain class expenses, and has exclusive voting rights with respect to any matter to which a separate vote of any class is required. As of December 31, 2002, no Class II shares have been issued.

      The preparation of financial statements in conformity with accounting principles generally accepted in the United States (GAAP) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

      Significant accounting policies of the Funds are as follows:

Investments

      Securities listed on national securities exchanges are valued at the last sales price on these exchanges, or if no sale occurred, at the mean of the bid and asked prices. Securities traded in the over-the-counter market are valued using the last sale price, when available. Otherwise, over-the-counter securities are valued at the mean between the bid and asked prices or yield equivalents as obtained from one or more dealers that make a market in the securities. In GVCAAF, investments in the underlying Funds are valued at the closing net asset value of each underlying Fund on the day of valuation.

      Pursuant to valuation procedures approved by the Board of Directors, certain debt securities may be valued each business day by an independent pricing service (Service). Debt securities for which quoted bid prices are readily available and representative of the bid side of the market, in the judgement of the Service, are valued at the bid price. Other debt securities that are valued by the Service are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions.

      Other securities, including securities for which market quotations are not readily available (such as certain mortgage-backed securities and restricted securities) are valued at fair value as determined in good faith by or under the direction of the Funds' Board of Directors.

      Repurchase agreements are carried at cost which approximates market value (see Note D). Short term securities held by the Funds are valued on an amortized cost basis which approximates market value but does not take into account unrealized gains and losses. GCF values its investments based on amortized cost in accordance with Rule 2a-7 under the 1940 Act.


--------------------------------------------------------------------------------
76

--------------------------------------------------------------------------------

Combined Notes to Financial Statements
December 31, 2002 (Continued)

      Investment transactions are recorded on the date of purchase or sale. Security gains or losses are determined on an identified cost basis. Interest income, including amortization/accretion of premium/discount, is accrued daily. Dividend income is recorded on the ex-dividend date.

Foreign Currency Translation

      GSF, GVC500IF and GVCHYBF are permitted to buy international securities that are not U.S. dollar denominated. Their books and records are maintained in U.S. dollars as follows:

      (1) The foreign currency market value of investment securities and other assets and liabilities stated in foreign currencies are translated into U.S. dollars at the current rate of exchange.

      (2) Security purchases and sales, income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions.

      The resulting gains and losses are included in the Statement of Operations as follows:

      Realized foreign exchange gains and losses, which result from changes in foreign exchange rates between the date on which the Funds earn dividends and interest or pays foreign withholding taxes or other expenses and the date on which U.S. dollar equivalent amounts are actually received or paid, are included in net realized gains or losses on foreign currency related transactions. Realized foreign exchange gains and losses which result from changes in foreign exchange rates between the trade and settlement dates on security and currency transactions are also included in net realized gains and losses on foreign currency related transactions. Net currency gains or losses from valuing other assets and liabilities denominated in foreign currency at the period end exchange rate are reflected in net change in unrealized appreciation or depreciation from translation of other assets and liabilities denominated in foreign currencies.

Forward Foreign Currency Contracts

      GSF, GVC500IF and GVCHYBF may enter into forward foreign currency contracts in connection with planned purchases or sales of securities, or to hedge against changes in currency exchange rates affecting the values of its investments that are denominated in a particular currency. A forward foreign currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward exchange rate. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from an unanticipated movement in the value of a foreign currency relative to the U.S. dollar. Fluctuations in the value of forward foreign currency contracts are recorded for book purposes as unrealized gains or losses from translation of other assets and liabilities denominated in foreign currencies by the Funds. When forward contracts are closed, the Funds will record realized gains or losses equal to the difference between the values of such forward contracts at the time each was opened and the values at the time each was closed. Such amounts are recorded in net realized gains or losses on foreign currency related transactions. The Funds will not enter into a forward foreign currency contract if such contract would obligate the applicable Fund to deliver an amount of foreign currency in excess of the value of the Fund's portfolio securities or other assets denominated in that currency.

Futures Contracts

      GSF, GVC500IF, GVCAAF and GVCHYBF may enter into financial futures contracts for the delayed delivery of securities, currency or contracts based on financial indices at a fixed price on a future date. In entering into such contracts, the Funds are required to deposit either in cash or securities an amount equal to a certain percentage of the contract amount. Subsequent payments are made or received by the Funds each day, depending on the daily fluctuations in the value of the underlying security, and are recorded for financial statement purposes as variation margin by the Funds. The daily changes in the variation margin are recognized as unrealized gains or losses by the Funds. The Funds' investments in financial futures contracts are designed to hedge against anticipated future changes in interest or exchange rates or securities prices. In addition, the Funds may enter into financial futures contracts for non-hedging purposes. Should interest or exchange rates or securities prices or prices of futures contracts move unexpectedly, the Funds may not achieve


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The Guardian Variable Contract Funds,
The Guardian Bond Fund, The Guardian Cash Fund
------------------------------------------------

Combined Notes to Financial Statements
December 31, 2002 (Continued)

the anticipated benefits of the financial futures contracts and may realize a loss.

Dividend Distributions

      Dividends from net investment income are declared and paid semi-annually for GSF, GVC500IF, GVCAAF, GVCHYBF and GBF. Net realized short-term and long-term capital gains for these Funds will be distributed at least annually. Most of the dividends or distributions are credited in the form of additional shares of the applicable Fund at such Fund's net asset value on the ex-dividend date.

      GCF earns interest on its investments and declares all of its net investment income, increased or decreased by realized gains or losses, each day GCF is open for business. Earnings for Saturdays, Sundays and holidays are declared as a dividend on the next business day. All dividends and distributions are credited in the form of additional shares of GCF at its net asset value on the payable date.

      All dividends and distributions are recorded on the ex-dividend date. Such distributions are determined in conformity with federal income tax regulations. Differences between the recognition of income on an income tax basis and recognition of income based on GAAP may cause temporary overdistributions of net realized gains and net investment income.

      The tax character of distributions paid to shareholders during the years ended December 31, 2002 and 2001 was as follows:

                                 Ordinary        Long-Term
                                  Income        Capital Gain            Total
                                 --------       ------------            -----
                                ------------------------------------------------
                                                     2002
                                ------------------------------------------------
GSF                             $14,289,601         $     --         $14,289,601
GVC500IF                          3,699,725               --           3,699,725
GVCAAF                              763,200               --             763,200
GVCHYBF                           2,608,240               --           2,608,240
GBF                              18,207,257          727,229          18,934,486
GCF                               6,052,868               --           6,052,868
                                ------------------------------------------------
                                                     2001
                                ------------------------------------------------
GSF                             $ 6,151,807      $18,307,091         $24,458,898
GVC500IF                          3,789,995               --           3,789,995
GVCAAF                              554,053        1,018,852           1,572,905
GVCHYBF                           2,808,473               --           2,808,473
GBF                              21,748,858        1,685,008          23,433,866
GCF                              16,315,042               --          16,315,042

      As of December 31, 2002, the components of distributable earnings on a tax basis were as follows:

                                          Undistributed Long-
                          Undistributed     Term Gain/Post-         Unrealized
                             Ordinary     October Loss/Capital     Appreciation/
                              Income       Loss Carryforward      (Depreciation)
                          -------------   --------------------    --------------
GSF                         $8,863,691       $(596,598,561)       $(165,888,019)
GVC500IF                       123,693        (127,015,903)         (32,114,211)
GVCAAF                         705,013          (9,139,244)          (8,717,532)
GVCHYBF                         15,865          (8,440,156)             185,567
GBF                            310,119             252,079           15,725,190

Taxes

      Each Fund has qualified and intends to remain qualified to be taxed as a "regulated investment company" under the provisions of the U.S. Internal Revenue Code (Code), and as such will not be subject to federal income tax on taxable income (including any realized capital gains) which is distributed in accordance with the provisions of the Code. Therefore, no federal income tax provision is required.

      For the year ended December 31, 2002, for federal income tax purposes, the following Funds have post-October capital losses and net capital losses carryforward of:

                                 Post-October         Capital Loss    Expiration
                                 Capital Loss         Carryforward       Date
                                 ------------         ------------       ----
GSF                              $30,208,450          $326,068,710       2009
GSF                                       --           240,321,401       2010
GVC500IF                          11,652,333             1,090,651       2009
GVC500IF                                  --           114,272,919       2010
GVCAAF                               120,798             5,427,268       2009
GVCAAF                                    --             3,591,179       2010
GVCHYBF                              934,343               158,772       2007
GVCHYBF                                   --               965,463       2008
GVCHYBF                                   --             3,495,562       2009
GVCHYBF                                   --             2,886,016       2010

Reclassification of Capital Accounts

      The treatment for financial statement purposes of distributions made during the year from net investment income and net realized gains may differ from their ultimate treatment for federal income tax purposes. These differences primarily are caused by differences in the timing of the recognition of certain components of income or capital gains, and the recharacterization of foreign exchange gains or losses to either ordinary income or realized capital gains for federal income tax purposes. Where such differences are permanent in nature, they are


--------------------------------------------------------------------------------
78

--------------------------------------------------------------------------------

Combined Notes to Financial Statements
December 31, 2002 (Continued)

reclassified in the components of net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations, or net asset value per share of the Funds.

      During the year ended December 31, 2002, certain Funds reclassified amounts to paid-in capital from undistributed/(overdistributed) net investment income and accumulated net realized gain/(loss) on investments.
Increases/(decreases) to the various capital accounts were as follows:

                                                                    Accumulated
                                                Overdistributed    net realized
                                 Paid-in         net investment       gain on
                                 capital             income         investments
                                 -------        ---------------    ------------

GSF                              $ 2,988           $  (2,988)       $        --
GBF                               90,642            (232,628)           141,986

-------------------------------------------------
Note B -- Investment Advisory Agreements
          and Payments to or from Related Parties
-------------------------------------------------

      Guardian Investor Services LLC (GIS, formerly known as "Guardian Investor Services Corporation"), a wholly-owned subsidiary of GIAC, provides investment advisory services to each of the Funds. GSF, GVCAAF, GBF and GCF pay investment advisory fees at an annual rate of .50% of the average daily net assets of each Fund. GVC500IF and GVCHYBF pay investment advisory fees at an annual rate of ..25% and .60%, respectively, of their average daily net assets. GIS voluntarily assumes a portion of the ordinary operating expenses (excluding interest expense associated with reverse repurchase agreements and securities lending) that exceeds .28% of the average daily net assets of GVC500IF. GIS subsidized .06% of the ordinary operating expenses of GVC500IF or $186,284 for the year ended December 31, 2002.

      There are no duplicative advisory fees charged to GVCAAF on assets invested in other Guardian Funds. Under an SEC exemptive order, advisory fees are paid at the underlying Fund level.

      The Guardian Fund Complex pays directors who are not "interested persons" (as defined in the 1940 Act) fees consisting of a $5,000 per meeting and an annual retainer of $30,500, allocated among all funds in the Guardian Fund Complex based on relative average daily net assets. Board committee members also receive a fee of $2,000 per committee meeting, which also is allocated among all funds in the Guardian Fund Complex based on relative average daily net assets. GIS pays compensation to certain directors who are interested persons. Certain officers and directors of the Funds are affiliated with GIS.

---------------------------------
Note C -- Investment Transactions
---------------------------------

      Purchases and proceeds from sales of securities (excluding short-term securities) for the year ended December 31, 2002 were as follows:

                                                GSF                  GVC500IF
                                                ---                  --------
      Purchases ....................      $1,044,976,481          $  47,976,568
      Proceeds .....................      $1,267,615,936          $ 180,067,473

                                              GVCHYBF                  GBF
                                              -------                  ---
      Purchases ....................      $   23,785,665          $1,009,092,691
      Proceeds .....................      $   20,128,943          $  938,763,630


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The Guardian Variable Contract Funds,
The Guardian Bond Fund, The Guardian Cash Fund
------------------------------------------------

Combined Notes to Financial Statements
December 31, 2002 (Continued)

      The gross unrealized appreciation and depreciation of investments, on a tax basis, excluding futures at December 31, 2002 were as follows:

                                                                GSF           GVC500IF
                                                                ---           --------
      Gross Appreciation                                 $   47,917,676    $   7,938,802
      Gross Depreciation                                   (213,805,695)     (39,979,318)
                                                         ==============    =============

        Net Unrealized Depreciation                      $ (165,888,019)   $ (32,040,516)
                                                         ==============    =============

      Cost of investments for tax purposes               $1,531,709,545    $ 159,721,225
                                                         ==============    =============

                                                             GVCAAF            GVCHYBF
                                                             ------            -------
      Gross Appreciation                                 $      366,599    $   1,157,372
      Gross Depreciation                                     (8,663,035)        (971,805)
                                                         ==============    =============

        Net Unrealized Appreciation/(Depreciation)       $   (8,296,436)   $     185,567
                                                         ==============    =============

      Cost of investments for tax purposes               $   42,866,028    $  34,842,338
                                                         ==============    =============

                                                                GBF
                                                                ---
         Gross Appreciation                              $   16,125,358
         Gross Depreciation                                    (400,168)
                                                         ==============

           Net Unrealized Appreciation                   $   15,725,190
                                                         ==============

         Cost of investments for tax purposes            $  447,814,670
                                                         ==============


-------------------------------
Note D -- Repurchase Agreements
-------------------------------

      The collateral received for repurchase agreements is either cash or fully negotiable U.S. government securities. Repurchase agreements are fully collateralized (including the interest earned thereon) and such collateral is marked-to-market daily while the agreements remain in force. If the value of the collateral falls below the value of the repurchase price plus accrued interest, the applicable Fund will require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults, the applicable Fund maintains the right to sell the collateral and may claim any resulting loss against the seller.

---------------------------------------
Note E -- Reverse Repurchase Agreements
---------------------------------------

      GBF, GVCAAF and GVCHYBF may enter into reverse repurchase agreements with banks or third-party broker-dealers to borrow short-term funds. Interest on the value of reverse repurchase agreements issued and outstanding is based upon competitive market rates at the time of issuance. At the time GBF, GVCAAF and GVCHYBF enter into a reverse repurchase agreement, the Funds establish and segregate cash, U.S. government securities or liquid, unencumbered securities that are marked-to-market daily. The value of such segregated assets must be at least equal to the value of the repurchase obligation (principal plus accrued interest), as applicable. Reverse repurchase agreements involve the risk that the buyer of the securities sold by GBF, GVCAAF and GVCHYBF may be unable to deliver the securities when the Funds seek to repurchase them. Interest paid by GBF on reverse repurchase agreements for the year ended December 31, 2002 amounted to $8,466.


--------------------------------------------------------------------------------
80

--------------------------------------------------------------------------------

Combined Notes to Financial Statements
December 31, 2002 (Continued)

----------------------------------
Note F -- Dollar Roll Transactions
----------------------------------

      GBF, GVCAAF and GVCHYBF may enter into dollar roll transactions with financial institutions to take advantage of opportunities in the mortgage market. A dollar roll transaction involves a sale by the Funds of securities that they hold with an agreement by the Funds to repurchase similar securities at an agreed upon price and date. The securities repurchased will bear the same interest as those sold, but generally will be collateralized at time of delivery by different pools of mortgages with different prepayment histories than those securities sold. During the period between the sale and repurchase, the Funds will not be entitled to receive interest and principal payments on the securities sold. Dollar roll transactions involve the risk that the buyer of the securities sold by GBF, GVCAAF and GVCHYBF may be unable to deliver the securities when the Funds seek to repurchase them.

---------------------------------------
Note G -- Transactions in Capital Stock
---------------------------------------

      There are 800,000,000 shares of $0.001 par value capital stock authorized for GVCF divided into two classes, designated Class I and Class II shares. GSF Class I consists of 300,000,000 shares; GVC500IF Class I consists of 200,000,000 shares; GVCAAF Class I and GVCHYBF Class I each consist of 100,000,000 shares; and GSF Class II consists of 100,000,000 shares. There are 100,000,000 shares of $0.10 par value capital stock authorized for each of GBF and GCF. Through December 31, 2002, no Class II shares of GSF were issued. Transactions in capital stock were as follows:

                                                 Year Ended December 31,                Year Ended December 31,
                                               2002                 2001               2002                 2001
---------------------------------------------------------------------------------------------------------------------
                                                         Shares                                  Amount
---------------------------------------------------------------------------------------------------------------------
o The Guardian Stock Fund
Shares sold                                   4,673,210           3,815,255        $ 113,023,863       $ 122,786,296
Shares issued in reinvestment of
   dividends and distributions                  544,573             784,694           14,289,601          24,458,898
Shares repurchased                          (16,305,105)        (18,650,149)        (405,121,253)       (568,765,235)
---------------------------------------------------------------------------------------------------------------------
   Net decrease                             (11,087,322)        (14,050,200)       $(277,807,789)      $(421,520,041)
---------------------------------------------------------------------------------------------------------------------
o The Guardian VC 500 Index Fund
Shares sold                                   4,629,458          13,181,683        $  33,546,602       $ 119,420,668
Shares issued in reinvestment of
   dividends and distributions                  466,126             408,501            3,272,431           3,526,181
Shares repurchased                          (28,535,396)           (611,918)        (180,704,229)         (5,222,250)
---------------------------------------------------------------------------------------------------------------------
   Net increase/(decrease)                  (23,439,812)         12,978,266        $(143,885,196)      $ 117,724,599
---------------------------------------------------------------------------------------------------------------------
o The Guardian VC Asset Allocation Fund
Shares sold                                     483,905           1,514,707        $   3,738,324       $  13,674,648
Shares issued in reinvestment of
   dividends and distributions                   97,846             177,529              763,200           1,572,906
Shares repurchased                             (676,754)           (428,231)          (4,922,230)         (3,647,883)
---------------------------------------------------------------------------------------------------------------------
   Net increase/(decrease)                      (95,003)          1,264,005        $    (420,706)      $  11,599,671
---------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The Guardian Variable Contract Funds,
The Guardian Bond Fund, The Guardian Cash Fund
------------------------------------------------

Combined Notes to Financial Statements
December 31, 2002 (Continued)

                                                 Year Ended December 31,                Year Ended December 31,
                                               2002                 2001               2002                 2001
---------------------------------------------------------------------------------------------------------------------
                                                         Shares                                  Amount
---------------------------------------------------------------------------------------------------------------------
o The Guardian VC High Yield Bond Fund
Shares sold                                   1,545,453           1,744,621        $  12,303,195       $  15,630,031
Shares issued in reinvestment of
   dividends                                    336,975             340,888            2,608,239           2,808,473
Shares repurchased                           (1,157,087)         (1,239,376)          (9,179,869)        (10,983,562)
---------------------------------------------------------------------------------------------------------------------
   Net increase                                 725,341             846,133        $   5,731,565       $   7,454,942
---------------------------------------------------------------------------------------------------------------------
o The Guardian Bond Fund
Shares sold                                   8,874,148           7,257,437        $ 109,477,341       $  88,866,716
Shares issued in reinvestment of
   dividends and distributions                1,512,712           1,928,395           18,657,670          23,063,933
Shares repurchased                           (5,493,407)         (9,581,533)         (67,753,956)       (118,325,022)
---------------------------------------------------------------------------------------------------------------------
   Net increase/(decrease)                    4,893,453            (395,701)       $  60,381,055       $  (6,394,373)
---------------------------------------------------------------------------------------------------------------------
o The Guardian Cash Fund
Shares sold                                  66,681,009          47,189,875        $ 666,810,091       $ 471,898,754
Shares issued in reinvestment of
   dividends                                    605,287           1,631,504            6,052,868          16,315,042
Shares repurchased                          (69,537,300)        (39,602,863)        (695,373,004)       (396,028,632)
---------------------------------------------------------------------------------------------------------------------
   Net increase/(decrease)                   (2,251,004)          9,218,516        $ (22,510,045)      $  92,185,164
---------------------------------------------------------------------------------------------------------------------

------------------------
Note H -- Line of Credit
------------------------

      A $100,000,000 line of credit available to all of the Funds and other related Guardian Funds has been established with State Street Bank and Trust Company and Bank of Montreal. The rate of interest charged on any borrowing is based upon the prevailing Federal Funds rate at the time of the loan plus .50% calculated on a 360 day basis per annum. For the year ended December 31, 2002, none of the Funds borrowed against this line of credit.

      The Funds are obligated to pay State Street Bank and Trust Company and Bank of Montreal a commitment fee computed at a rate of .08% per annum on the average daily unused portion of the revolving credit.

------------------------------------
Note I -- Investments in Affiliates1
------------------------------------

      A summary of GVCAAF transactions an affiliate security during the year ended December 31, 2002 is set forth below:

                                     Balance of      Gross                    Balance of                   Dividends
                                       Shares      Purchases      Gross         Shares          Value     Included in  Net Realized
                                    December 31,      and       Sales and    December 31,   December 31,   Dividend     Gain/(Loss)
       Name of Issuer                   2001       Additions   Reductions        2002           2002        Income       on Sales
-----------------------------------------------------------------------------------------------------------------------------------
The Guardian VC 500 Index Fund       3,100,828            --           --     3,100,828    $ 19,969,333   $  427,294    $       --

(1) Affiliated issuers, as defined in the 1940 Act, include issuers in which the Fund held 5% or more of the outstanding voting securities.


--------------------------------------------------------------------------------
82

--------------------------------------------------------------------------------

Combined Notes to Financial Statements
December 31, 2002 (Continued)

--------------------------------------------
Note J -- Management Information (Unaudited)
--------------------------------------------

      The directors and officers are named below. Information about their principal occupations and certain other affiliations during the past five years is also provided. The business address of each director and officer is 7 Hanover Square, New York, New York 10004, unless otherwise noted. The "Guardian Fund Complex" referred to in this biographical information is composed of (1) GVCF1,
(2) GBF, (3) GCF, (4) The Park Avenue Portfolio2 (a series trust that issues its shares in twelve series), and (5) GIAC Funds, Inc. (a series fund that issues its shares in three series).

                                                      Interested Directors*
--------------------------------------------------------------------------------------------------------------------------------
                                                                                                                 Number of Funds
                                                                                                                     in the
                                     Position    Term of Office                                                   Guardian Fund
                                       With       and Length of               Principal Occupations             Complex Overseen
Name, Address and Age                  Funds      Time Served+                 During Past 5 Years                 by Director
---------------------                --------    --------------      --------------------------------------     ----------------
Arthur V. Ferrara (72)              Director       Since 1987        Retired. Former Chairman of the                   23
Box 902                                                              Board and Chief Executive Officer,
East Orleans, Massachusetts 02643                                    The Guardian Life Insurance
                                                                     Company of America 1/93-12/95;
                                                                     Director (Trustee) of all of the
                                                                     mutual funds within the Guardian Fund
                                                                     Complex. Director of various mutual
                                                                     funds, sponsored by Gabelli Asset
                                                                     Management (4 portfolios).

Leo R. Futia (83)                   Director       Since 1982        Retired. Former Chairman of The                   23
18 Interlaken Road                                                   Board and Chief Executive Officer,
Greenwich, Connecticut 06830                                         The Guardian Life Insurance
                                                                     Company of America; Director since
                                                                     5/70. Director (Trustee) of all of the
                                                                     mutual funds within the Guardian Fund
                                                                     Complex.

Dennis J. Manning (55)              Director        Since 2003       President and Chief Executive                     23
81 Greanest Ridge Road                                               Officer, The Guardian Life Insurance
Wilton, Connecticut 06897                                            Company of America, since 1/03.
                                                                     President and Chief Operating Officer,
                                                                     1/02 to 12/02; Executive Vice
                                                                     President and Chief Operating Officer,
                                                                     1/01 to 12/01; Executive Vice
                                                                     President, Individual Markets and
                                                                     Group Pensions, 1/99 to 12/00; Senior
                                                                     Vice President, Individual Markets and
                                                                     Group Pensions, 6/98 to 12/98; Senior
                                                                     Vice President, Chief Marketing
                                                                     Officer prior thereto. Director of The
                                                                     Guardian Insurance & Annuity Company,
                                                                     Inc. since 3/01. Chairman of the Board
                                                                     of all of the mutual funds within the
                                                                     Guardian Fund Complex.

(1) In February 2003, GVCF will begin issuing shares in two new series: The Guardian UBS VC Large Cap Value Fund and The Guardian UBS VC Small Cap Value Fund. As of December 31, 2002, these two Funds had not commenced operations.

(2) During the year, The Park Avenue Portfolio included two new series: The Guardian UBS Large Cap Value Fund and The Guardian UBS Small Cap Value Fund. As of December 31, 2002, these two Funds had not commenced operations.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The Guardian Variable Contract Funds,
The Guardian Bond Fund, The Guardian Cash Fund
------------------------------------------------

Combined Notes to Financial Statements
December 31, 2002 (Continued)

                                                   Disinterested Directors
--------------------------------------------------------------------------------------------------------------------------------
                                                                                                                 Number of Funds
                                                                                                                     in the
                                     Position    Term of Office                                                   Guardian Fund
                                       With       and Length of               Principal Occupations             Complex Overseen
Name, Address and Age                  Funds      Time Served+                 During Past 5 Years                 by Director
---------------------                --------    --------------      --------------------------------------     ----------------
Frank J. Fabozzi, Ph.D. (54)        Director       Since 1992        Adjunct Professor of Finance, School              23
858 Tower View Circle                                                of Management -- Yale University,
New Hope, Pennsylvania 18938                                         2/94-present; Visiting Professor of
                                                                     Finance and Accounting, Sloan School
                                                                     of Management -- Massachusetts
                                                                     Institute of Technology prior thereto.
                                                                     Editor, Journal of Portfolio
                                                                     Management. Director (Trustee) of all
                                                                     the mutual funds within the Guardian
                                                                     Fund Complex. Director (Trustee) of
                                                                     various closed-end investment
                                                                     companies sponsored by Blackstone
                                                                     Financial Management (48 portfolios).

William W. Hewitt, Jr. (74)         Director       Since 1989        Retired. Director (Trustee) of all of             23
c/o Guardian Investor                                                the mutual funds within the Guardian
Services LLC                                                         Fund Complex. Director (Trustee)
7 Hanover Square, H27-A                                              of various mutual funds sponsored by
New York, New York 10004                                             UBS Global Asset Management
                                                                     (U.S.), Inc. (41 portfolios).

Dr. Sidney I. Lirtzman (72)         Director       Since 1987        City University of New York at                    23
38 West 26th Street                                                  Baruch College -- Dean, Zicklin
New York, New York 10010                                             School of Business 2/96 to 9/02.
                                                                     Interim President 9/99 to 9/00; Vice
                                                                     President 10/01 to present. Emanuel
                                                                     Saxe Professor of Management 2/96 to
                                                                     present. Director (Trustee) of all of
                                                                     the mutual funds within the Guardian
                                                                     Fund Complex.

Carl W. Schafer (66)                Director       Since 1996        President, Atlantic Foundation (a                 23
66 Witherspoon Street, #1100                                         private charitable foundation).
Princeton, New Jersey 08542                                          Director of Roadway Corporation
                                                                     (trucking), Labor Ready, Inc.
                                                                     (provider of temporary manual labor),
                                                                     and Frontier Oil Corporation. Director
                                                                     (Trustee) of all of the mutual funds
                                                                     within the Guardian Fund Complex.
                                                                     Director (Trustee) of various mutual
                                                                     funds sponsored by UBS Global
                                                                     Asset Management (U.S.), Inc.
                                                                     (41 portfolios).


--------------------------------------------------------------------------------
84

--------------------------------------------------------------------------------

Combined Notes to Financial Statements
December 31, 2002 (Continued)

                                                     Disinterested Directors
--------------------------------------------------------------------------------------------------------------------------------
                                                                                                                 Number of Funds
                                                                                                                     in the
                                     Position    Term of Office                                                   Guardian Fund
                                       With       and Length of               Principal Occupations             Complex Overseen
Name, Address and Age                  Funds      Time Served+                 During Past 5 Years                 by Director
---------------------                --------    --------------      --------------------------------------     ----------------
Robert G. Smith (70)                Director        Since 1982       Chairman and Chief Executive                      23
132 East 72nd Street                                                 Officer, Smith Affiliated Capital
New York, New York 10021                                             Corp. since 4/82. Director (Trustee)
                                                                     of all of the mutual funds within the
                                                                     Guardian Fund Complex. Governor
                                                                     appointments as Director of New York
                                                                     Health Care Reform Act Charitable
                                                                     Organization and Nassau County Interim
                                                                     Finance Authority. Senior private
                                                                     member of the New York State Financial
                                                                     Control Board of New York City. Senior
                                                                     Director for the New York State
                                                                     Comptroller's Investment Advisory
                                                                     Committee for State Pension Funds
                                                                     (Common Fund).

                                                            Officers
--------------------------------------------------------------------------------------------------------------------------------
                                                                                                                 Number of Funds
                                                                                                                     in the
                                     Position    Term of Office                                                   Guardian Fund
                                       With       and Length of               Principal Occupations             Complex for which
Name, Address and Age                  Funds      Time Served+                 During Past 5 Years                Officer Serves
---------------------                --------    --------------      --------------------------------------     ----------------
Joseph A. Caruso (50)               Senior Vice    Since 1992        Senior Vice President and                         23
                                    President                        Corporate Secretary, The Guardian
                                    and                              Life Insurance Company of America
                                    Secretary                        since 1/01; Vice President and Corporate
                                                                     Secretary prior thereto. Senior Vice
                                                                     President and Secretary, The Guardian
                                                                     Insurance & Annuity Company, Inc.,
                                                                     Guardian Investor Services LLC, Park
                                                                     Avenue Life Insurance Company,
                                                                     Guardian Baillie Gifford Limited, and
                                                                     all of the mutual funds within the
                                                                     Guardian Fund Complex. Vice President
                                                                     and Corporate Secretary, Park Avenue
                                                                     Securities LLC. Director of Guardian
                                                                     Insurance & Annuity Company, Inc.,
                                                                     Guardian Investor Services LLC and
                                                                     Park Avenue Securities LLC since 3/02.

Howard W. Chin (50)                 Managing       Since 1997        Managing Director, The Guardian                   13
                                    Director                         Life Insurance Company of America
                                                                     since 9/97; Officer of various mutual
                                                                     funds within the Guardian Fund
                                                                     Complex.


--------------------------------------------------------------------------------
                                                                              85

--------------------------------------------------------------------------------
The Guardian Variable Contract Funds,
The Guardian Bond Fund, The Guardian Cash Fund
------------------------------------------------

Combined Notes to Financial Statements
December 31, 2002 (Continued)

                                                            Officers
--------------------------------------------------------------------------------------------------------------------------------
                                                                                                                 Number of Funds
                                                                                                                     in the
                                     Position    Term of Office                                                   Guardian Fund
                                       With       and Length of               Principal Occupations             Complex for which
Name, Address and Age                  Funds      Time Served+                 During Past 5 Years                Officer Serves
---------------------                --------    --------------      --------------------------------------     ----------------
Richard A. Cumiskey (42)            Compliance     Since 2002        Second Vice President, Equity                     23
                                    Officer                          Administration and Oversight, The
                                                                     Guardian Life Insurance Company of
                                                                     America since 1/01; Assistant Vice
                                                                     President, Equity Administration and
                                                                     Oversight, 6/99 to 12/00; Director
                                                                     Compliance Officer, 10/97 to 5/99;
                                                                     Manager prior thereto. Second Vice
                                                                     President and Compliance Officer of
                                                                     The Guardian Insurance & Annuity
                                                                     Company, Inc. and Guardian Investor
                                                                     Services LLC. Officer of all of the
                                                                     mutual funds within the Guardian Fund
                                                                     Complex.

Richard A. Goldman (40)             Managing       Since 2001        Managing Director, Equity Investments,            21
                                    Director                         The Guardian Life Insurance Company
                                                                     of America since 7/01. Director,
                                                                     Citigroup Asset Management prior
                                                                     thereto. Officer of various mutual
                                                                     funds within the Guardian Fund
                                                                     Complex.

Alexander M. Grant, Jr. (53)        Managing       Since 1993        Managing Director, The Guardian                   14
                                    Director                         Life Insurance Company of America
                                                                     since 3/99; Second Vice President,
                                                                     Investments, 1/97 to 3/99. Assistant
                                                                     Vice President, Investments, prior
                                                                     thereto. Officer of various mutual
                                                                     funds within the Guardian Fund
                                                                     Complex.

Jonathan C. Jankus (55)             Managing       Since 1993        Managing Director, Investments,                   18
                                    Director                         The Guardian Life Insurance Company
                                                                     of America since 3/98; Second Vice
                                                                     President, Investments, prior thereto.
                                                                     Officer of various mutual funds within
                                                                     the Guardian Fund Complex.

Ann T. Kearney (51)                 Controller     Since 1987        Second Vice President, Group                      23
                                                                     Pensions Financial Management, The
                                                                     Guardian Life Insurance Company of
                                                                     America. Second Vice President of The
                                                                     Guardian Insurance & Annuity Company,
                                                                     Inc. Controller of all of the mutual
                                                                     funds within the Guardian Fund
                                                                     Complex.


--------------------------------------------------------------------------------
86

--------------------------------------------------------------------------------

Combined Notes to Financial Statements
December 31, 2002 (Continued)

                                                             Officers
--------------------------------------------------------------------------------------------------------------------------------
                                                                                                                 Number of Funds
                                                                                                                     in the
                                     Position    Term of Office                                                   Guardian Fund
                                       With       and Length of               Principal Occupations             Complex for which
Name, Address and Age                  Funds      Time Served+                 During Past 5 Years                Officer Serves
---------------------                --------    --------------      --------------------------------------     ----------------
Peter J. Liebst (46)                Managing       Since 1999        Managing Director, Investments,                   18
                                    Director                         The Guardian Life Insurance Company
                                                                     of America, since 8/98; Vice
                                                                     President, Van Kampen American Capital
                                                                     Investment Advisory Corporation prior
                                                                     thereto. Officer of various mutual
                                                                     funds within the Guardian Fund
                                                                     Complex.

John B. Murphy (55)                 Managing       Since 1991        Managing Director, Equity Securities,             21
                                    Director                         The Guardian Life Insurance
                                                                     Company of America since 3/98; Second
                                                                     Vice President 3/97 to 3/98. Assistant
                                                                     Vice President prior thereto. Officer
                                                                     of various mutual funds within the
                                                                     Guardian Fund Complex.

Frank L. Pepe (60)                  Vice           Since 1995        Vice President, Equity Financial                  23
                                    President                        Management and Control, The
                                    and                              Guardian Life Insurance Company of
                                    Treasurer                        America. Vice President and
                                                                     Controller, Guardian Insurance &
                                                                     Annuity Company, Inc. Senior Vice
                                                                     President and Controller, Guardian
                                                                     Investor Services LLC. Officer of all
                                                                     of the mutual funds within the
                                                                     Guardian Fund Complex.

Richard T. Potter, Jr. (48)         Vice           Since 1992        Vice President and Equity Counsel,                23
                                    President                        The Guardian Life Insurance
                                    and                              Company of America. Vice President
                                    Counsel                          and Counsel, The Guardian Insurance &
                                                                     Annuity Company, Inc., Guardian
                                                                     Investor Services LLC, Park Avenue
                                                                     Securities LLC and all of the mutual
                                                                     funds within the Guardian Fund
                                                                     Complex.

Robert A. Reale (42)                Managing       Since 2001        Managing Director, The Guardian                   23
                                    Director                         Life Insurance Company of America,
                                                                     The Guardian Insurance & Annuity
                                                                     Company, Inc. and Guardian Investor
                                                                     Services LLC since 3/01. Assistant
                                                                     Vice President, Metropolitan Life
                                                                     prior thereto. Officer of all of the
                                                                     mutual funds within the Guardian Fund
                                                                     Complex.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The Guardian Variable Contract Funds,
The Guardian Bond Fund, The Guardian Cash Fund
------------------------------------------------

--------------------------------------------------------------------------------

Combined Notes to Financial Statements
December 31, 2002 (Continued)

                                                             Officers
--------------------------------------------------------------------------------------------------------------------------------
                                                                                                                 Number of Funds
                                                                                                                     in the
                                     Position    Term of Office                                                   Guardian Fund
                                       With       and Length of               Principal Occupations             Complex for which
Name, Address and Age                  Funds      Time Served+                 During Past 5 Years                Officer Serves
---------------------                --------    --------------      --------------------------------------     ----------------
Thomas G. Sorell (47)               Senior         Since 1997        Executive Vice President and Chief                14
                                    Managing                         Investment Officer, The Guardian
                                    Director                         Life Insurance Company of America
                                                                     since 1/03; Senior Managing Director,
                                                                     Fixed Income Securities, since 3/00;
                                                                     Vice President, Fixed Income
                                                                     Securities prior thereto. Managing
                                                                     Director, Investments: Park Avenue
                                                                     Life Insurance Company. Officer of
                                                                     various mutual funds within the
                                                                     Guardian Fund Complex.

Donald P. Sullivan, Jr. (48)        Vice           Since 1995        Vice President, Equity Administration,            23
                                    President                        The Guardian Life Insurance Company
                                                                     of America since 3/99; Second Vice
                                                                     President, Equity Administration prior
                                                                     thereto. Vice President, The Guardian
                                                                     Insurance & Annuity Company, Inc.,
                                                                     Guardian Investor Services LLC and
                                                                     Park Avenue Securities LLC. Officer of
                                                                     all of the mutual funds within the
                                                                     Guardian Fund Complex.

Matthew Ziehl (35)                  Managing       Since 2002        Managing Director, The Guardian Life              15
                                    Director                         Insurance Company of America since
                                                                     1/02; prior thereto, Team Leader,
                                                                     Salomon Brothers Asset Management,
                                                                     Inc. from 1/01 to 12/01; Co-Portfolio
                                                                     Manager, 8/99 to 12/00; Analyst, Small
                                                                     Cap Equity, 1/95-7/99. Officer of
                                                                     various mutual funds within the
                                                                     Guardian Fund Complex.

      The Statement of Additional Information includes additional information about fund directors and is available upon request, without charge, by calling
(800) 221-3253.

* "Interested" Director means one who is an "interested person" under the 1940 Act by virtue of a current or past position with Guardian Life, the indirect parent company of GIS, the investment adviser of certain Funds in the Guardian Fund Complex.

+ There is no set term of office for Directors and Officers. The table reflects the number of years for which each person has served as Director and/or Officer.


--------------------------------------------------------------------------------
88

--------------------------------------------------------------------------------

REPORT OF ERNST & YOUNG LLP,
INDEPENDENT AUDITORS

Board of Directors and Shareholders
The Guardian Variable Contract Funds, Inc.
The Guardian Bond Fund, Inc.
The Guardian Cash Fund, Inc.

      We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of The Guardian Variable Contract Funds, Inc. (comprising, respectively, The Guardian Stock Fund, The Guardian VC 500 Index Fund, The Guardian VC Asset Allocation Fund and The Guardian VC High Yield Bond Fund), The Guardian Bond Fund, Inc. and The Guardian Cash Fund, Inc. as of December 31, 2002, and the related statements of operations (and cash flows for The Guardian Bond Fund, Inc.) for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

      We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2002, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective funds constituting The Guardian Variable Contract Funds, Inc., The Guardian Bond Fund, Inc. and The Guardian Cash Fund, Inc. at December 31, 2002, the results of their operations (and cash flows for The Guardian Bond Fund, Inc.) for the year then ended, the changes in their net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States.


                                       /s/ Ernst & Young LLP


New York, New York
February 7, 2003


--------------------------------------------------------------------------------
                                                                              89

ITEM 2.    CODE OF ETHICS.

           Not applicable to annual reports for the period ended December 31, 2002.

ITEM 3.    AUDIT COMMITTEE FINANCIAL EXPERT.

           Not applicable to annual reports for the period ended December 31, 2002.

ITEM 4.    PRINCIPAL ACCOUNTANT FEES AND SERVICES.

           Not applicable to annual reports for the period ended December 31, 2002.

ITEMS 5-6. [RESERVED]

ITEM 7.    DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES
           FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

           Not applicable to annual reports for the period ended December 31, 2002.

ITEM 8.    [RESERVED]

ITEM 9.    CONTROLS AND PROCEDURES.

       (a) Not applicable to annual reports for the period ended
           December 31, 2002.

       (b) There were no significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

ITEM 10.   EXHIBITS.

       (a) Not applicable to annual reports for the period ended
           December 31, 2002.

       (b) Attached hereto.
           Exhibit 99.CERT Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

           Exhibit 99.1 Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

      The Guardian Variable Contract Funds, Inc.


By:   /s/ THOMAS G. SORELL
      ----------------------------------
      Thomas G. Sorell
      President of
      The Guardian Variable Contract Funds, Inc.


Date: March 6, 2003


      Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:   /s/ THOMAS G. SORELL
      ----------------------------------
      Thomas G. Sorell
      President of
      The Guardian Variable Contract Funds, Inc.


Date: March 6, 2003


By:   /s/ FRANK L. PEPE
      ----------------------------------
      Frank L. Pepe
      Vice President and Treasurer of
      The Guardian Variable Contract Funds, Inc.


Date: March 6, 2003